                                                                     Exhibit 4.1


-------------------------------------------------------------------------------







                               GENZYME CORPORATION


                                       and


                      STATE STREET BANK AND TRUST COMPANY,

                                                        as Trustee


                               ------------------

                                    INDENTURE

                             Dated as of May 8, 2001

                               ------------------


            3% Convertible Subordinated Debentures Due May 15, 2021

-------------------------------------------------------------------------------

                              CROSS-REFERENCE TABLE


Trust Indenture                                                                         Indenture
  Act Section                                                                            Section
---------------                                                                         ---------

Section 310(a)(1)..................................................................       8.10
           (a)(2)..................................................................       8.10
           (a)(3)..................................................................       N.A.
           (a)(4)..................................................................       N.A.
           (a)(5)..................................................................       N.A.
           (b).....................................................................       8.08; 8.10
           (c).....................................................................       N.A.
Section 311(a).....................................................................       8.11
           (b).....................................................................       8.11
           (c).....................................................................       N.A.
Section 312(a).....................................................................       2.05
           (b).....................................................................       13.03
           (c).....................................................................       13.03
Section 313(a).....................................................................       8.06
           (b)(1)..................................................................       N.A.
           (b)(2)..................................................................       8.06
           (c).....................................................................       8.06
           (d).....................................................................       8.06
Section 314(a).....................................................................       5.02; 5.03
           (b).....................................................................       N.A.
           (c)(1)..................................................................       13.04
           (c)(2)..................................................................       13.04
           (c)(3)..................................................................       N.A.
           (d).....................................................................       N.A.
           (e).....................................................................       13.05
           (f).....................................................................       N.A.
Section 315(a).....................................................................       8.01(b)
           (b).....................................................................       8.05
           (c).....................................................................       8.01(a)
           (d).....................................................................       8.01(c)
           (e).....................................................................       7.11
Section 316(a)(last sentence)......................................................       2.09
           (a)(1)(A)...............................................................       7.05
           (a)(1)(B)...............................................................       7.04
           (a)(2)..................................................................       N.A.
           (b).....................................................................       7.07
           (c).....................................................................       N.A.
Section 317(a)(1)..................................................................       7.08
           (a)(2)..................................................................       7.09
           (b).....................................................................       2.04
Section 318(a).....................................................................       13.01

-----------------

N.A. means Not Applicable.

NOTE: This Cross-Reference Table shall not, for any purpose, be deemed to be a part of the Indenture.

                                TABLE OF CONTENTS


                                                                                                           PAGE

ARTICLE 1.  DEFINITIONS AND INCORPORATION BY REFERENCE

                  1.01. DEFINITIONS.........................................................................  1
                  1.02. OTHER DEFINITIONS...................................................................  5
                  1.03. INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT...................................  6
                  1.04. RULES OF CONSTRUCTION...............................................................  7

ARTICLE 2.  THE SECURITIES

                  2.01. FORM AND DATING.....................................................................  7
                  2.02. EXECUTION AND AUTHENTICATION........................................................  8
                  2.03. REGISTRAR, PAYING AGENT AND CONVERSION AGENT, NEW YORK PRESENTING AGENT.............  9
                  2.04. PAYMENT ON SECURITIES; PAYING AGENT TO HOLD MONEY IN TRUST.......................... 10
                  2.05. SECURITYHOLDER LISTS................................................................ 11
                  2.06. TRANSFER AND EXCHANGE............................................................... 11
                  2.07. REPLACEMENT SECURITIES.............................................................. 13
                  2.08. OUTSTANDING SECURITIES.............................................................. 13
                  2.09. TREASURY SECURITIES................................................................. 14
                  2.10. TEMPORARY SECURITIES................................................................ 14
                  2.11. CANCELLATION........................................................................ 14
                  2.12. DEFAULTED INTEREST.................................................................. 15
                  2.13. CUSIP NUMBERS....................................................................... 15
                  2.14. ADDITIONAL TRANSFER AND EXCHANGE REQUIREMENTS....................................... 15

ARTICLE 3.  REDEMPTION

                  3.01. NOTICES TO TRUSTEE.................................................................. 23
                  3.02. SELECTION OF SECURITIES TO BE REDEEMED.............................................. 23
                  3.03. NOTICE OF REDEMPTION................................................................ 24
                  3.04. EFFECT OF NOTICE OF REDEMPTION...................................................... 25
                  3.05. DEPOSIT OF REDEMPTION PRICE......................................................... 25
                  3.06. SECURITIES REDEEMED IN PART......................................................... 26

ARTICLE 4.  REPURCHASES

                  4.01. PURCHASE OF SECURITIES AT OPTION OF THE HOLDER...................................... 26
                  4.02. REPURCHASE UPON FUNDAMENTAL CHANGE.................................................. 31
                  4.03. NOTICES, ETC........................................................................ 31


                                                                                                           PAGE

                  4.04. EXERCISING FUNDAMENTAL CHANGE REPURCHASE RIGHT...................................... 32
                  4.05. CERTAIN DEFINITIONS................................................................. 33

ARTICLE 5.  COVENANTS

                  5.01. PAYMENT OF SECURITIES............................................................... 35
                  5.02. SEC REPORTS......................................................................... 36
                  5.03. COMPLIANCE CERTIFICATE.............................................................. 36
                  5.04. CORPORATE EXISTENCE................................................................. 36
                  5.05. NOTICE OF DEFAULTS.................................................................. 37
                  5.06. FURTHER INSTRUMENTS AND ACTS........................................................ 37
                  5.07. RESALE OF CERTAIN SECURITIES........................................................ 37
                  5.08. REGISTRATION RIGHTS................................................................. 37

ARTICLE 6.  SUCCESSORS

                  6.01. WHEN COMPANY MAY MERGE, ETC......................................................... 39

ARTICLE 7.  DEFAULTS AND REMEDIES

                  7.01. EVENTS OF DEFAULT................................................................... 40
                  7.02. ACCELERATION........................................................................ 42
                  7.03. OTHER REMEDIES...................................................................... 42
                  7.04. WAIVER OF PAST DEFAULTS............................................................. 42
                  7.05. CONTROL BY MAJORITY................................................................. 43
                  7.06. LIMITATION ON SUITS................................................................. 43
                  7.07. RIGHTS OF HOLDERS TO RECEIVE PAYMENT................................................ 44
                  7.08. COLLECTION SUIT BY TRUSTEE.......................................................... 44
                  7.09. TRUSTEE MAY FILE PROOFS OF CLAIM.................................................... 44
                  7.10. PRIORITIES.......................................................................... 45
                  7.11. UNDERTAKING FOR COSTS............................................................... 45

ARTICLE 8.  TRUSTEE

                  8.01. DUTIES OF TRUSTEE................................................................... 46
                  8.02. RIGHTS OF TRUSTEE................................................................... 47
                  8.03. INDIVIDUAL RIGHTS OF TRUSTEE........................................................ 48
                  8.04. TRUSTEE'S DISCLAIMER................................................................ 48
                  8.05. NOTICE OF DEFAULTS.................................................................. 48
                  8.06. REPORTS BY TRUSTEE TO HOLDERS....................................................... 49
                  8.07. COMPENSATION AND INDEMNITY.......................................................... 49
                  8.08. REPLACEMENT OF TRUSTEE.............................................................. 50
                  8.09. SUCCESSOR TRUSTEE, AGENTS BY MERGER, ETC............................................ 51
                  8.10. ELIGIBILITY; DISQUALIFICATION....................................................... 51
                  8.11. PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY................................... 52


                                                                                                           PAGE

ARTICLE 9.  DISCHARGE OF INDENTURE

                  9.01. TERMINATION OF COMPANY'S OBLIGATIONS................................................ 52
                  9.02. APPLICATION OF TRUST MONEY.......................................................... 53
                  9.03. REPAYMENT TO COMPANY................................................................ 53
                  9.04. INDEMNITY FOR GOVERNMENT OBLIGATIONS................................................ 54
                  9.05. REINSTATEMENT....................................................................... 54

ARTICLE 10.  AMENDMENTS, SUPPLEMENTS AND WAIVERS

                  10.01. WITHOUT CONSENT OF HOLDERS......................................................... 54
                  10.02. WITH CONSENT OF HOLDERS............................................................ 55
                  10.03. COMPLIANCE WITH TRUST INDENTURE ACT................................................ 56
                  10.04. REVOCATION AND EFFECT OF CONSENTS.................................................. 56
                  10.05. NOTATION ON OR EXCHANGE OF SECURITIES.............................................. 56
                  10.06. TRUSTEE TO SIGN AMENDMENTS, ETC.................................................... 57

ARTICLE 11.  CONVERSION

                  11.01. CONVERSION PRIVILEGE............................................................... 57
                  11.02. CONVERSION PROCEDURE............................................................... 58
                  11.03. FRACTIONAL SHARES.................................................................. 59
                  11.04. TAXES ON CONVERSION................................................................ 59
                  11.05. COMPANY TO PROVIDE STOCK........................................................... 59
                  11.06. ADJUSTMENT FOR CHANGE IN CAPITAL STOCK............................................. 60
                  11.07. ADJUSTMENT FOR RIGHTS ISSUE........................................................ 61
                  11.08. ADJUSTMENT FOR CERTAIN DISTRIBUTIONS............................................... 62
                  11.09. ADJUSTMENT FOR ALL CASH DISTRIBUTION............................................... 63
                  11.10. ADJUSTMENT FOR TENDER OR EXCHANGE OFFER............................................ 64
                  11.11. CURRENT MARKET PRICE............................................................... 65
                  11.12. WHEN ADJUSTMENT MAY BE DEFERRED.................................................... 65
                  11.13. WHEN NO ADJUSTMENT REQUIRED........................................................ 66
                  11.14. NOTICE OF ADJUSTMENT............................................................... 66
                  11.15. VOLUNTARY REDUCTION................................................................ 67
                  11.16. NOTICE OF CERTAIN TRANSACTIONS..................................................... 67
                  11.17. Provisions in Case of CONSOLIDATION, MERGER OF THE COMPANY OR TRANSFER OR LEASE.... 67
                  11.18. COMPANY DETERMINATION FINAL........................................................ 68
                  11.19. TRUSTEE'S DISCLAIMER............................................................... 69

ARTICLE 12.  SUBORDINATION

                  12.01. AGREEMENT TO SUBORDINATE........................................................... 69
                  12.02. CERTAIN DEFINITIONS................................................................ 69
                  12.03. LIQUIDATION; DISSOLUTION; BANKRUPTCY............................................... 70


                                                                                                           PAGE

                  12.04. COMPANY NOT TO MAKE PAYMENTS WITH RESPECT TO SECURITIES IN CERTAIN CIRCUMSTANCES... 71
                  12.05. ACCELERATION OF SECURITIES......................................................... 72
                  12.06. WHEN DISTRIBUTION MUST BE PAID OVER................................................ 72
                  12.07. NOTICE BY COMPANY.................................................................. 72
                  12.08. SUBROGATION........................................................................ 72
                  12.09. RELATIVE RIGHTS.................................................................... 72
                  12.10. SUBORDINATION MAY NOT BE IMPAIRED BY COMPANY....................................... 73
                  12.11. DISTRIBUTION OR NOTICE TO REPRESENTATIVE........................................... 73
                  12.12. RIGHTS OF TRUSTEE AND PAYING AGENT................................................. 73
                  12.13. EFFECTUATION OF SUBORDINATION BY TRUSTEE........................................... 75

ARTICLE 13.  MISCELLANEOUS

                  13.01. TRUST INDENTURE ACT CONTROLS....................................................... 75
                  13.02. NOTICES............................................................................ 75
                  13.03. COMMUNICATIONS BY HOLDERS WITH OTHER HOLDERS....................................... 76
                  13.04. CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT................................. 77
                  13.05. STATEMENTS REQUIRED IN CERTIFICATE OR OPINION...................................... 77
                  13.06. RULES BY TRUSTEE AND AGENTS........................................................ 77
                  13.07. LEGAL HOLIDAYS..................................................................... 78
                  13.08. GOVERNING LAW...................................................................... 78
                  13.09. NO RECOURSE AGAINST OTHERS......................................................... 78
                  13.10. SUCCESSORS......................................................................... 78
                  13.11. COUNTERPART ORIGINALS.............................................................. 78
                  13.12. SEVERABILITY....................................................................... 78

SIGNATURES

EXHIBIT A           -    FORM OF SECURITY

------------------------------

Note: This Table of Contents shall not, for any purpose, be deemed to be a part of the Indenture.

         INDENTURE dated as of May 8, 2001, between GENZYME CORPORATION, a Massachusetts corporation (the "Company"), and State Street Bank and Trust Company, a Massachusetts trust company (the "Trustee").

         Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Company's 3% Convertible Subordinated Debentures Due May 15, 2021 (the "Securities"):


                                   ARTICLE 1.

                   DEFINITIONS AND INCORPORATION BY REFERENCE


         SECTION 1.01. DEFINITIONS.

         "Affiliate" means any person, directly or indirectly, controlling or controlled by or under direct or indirect common control with the Company. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Agent" means any Registrar, Paying Agent, Conversion Agent, New York Presenting Agent or Co-Registrar.

         "Applicable Procedures" means, with respect to any transfer or exchange of beneficial ownership interests in a Global Security, the rules and procedures of the Depositary that are applicable to such transfer or exchange.

         "Beneficial Holder" means each participant in the Depositary who holds an interest in a Security as indicated in the Participants List (provided, however, that the Trustee shall be under no duty to make any inquiry regarding the accuracy of the Participants List).

         "Board of Directors" or "Board" means the Board of Directors of the Company or any duly authorized committee of the Board.

         "Business Day" means any day that is not a Legal Holiday.

         "Certificated Security" means a Security that is in substantially the form attached hereto as EXHIBIT A and that does not include the information or the schedule called for by footnotes 1, 3 and 4 thereof.

         "Company" means the party named as such above. until a successor replaces it pursuant to the applicable provisions hereof and thereafter means the successor.

         "Corporate Trust Office" means the principal office of the Trustee at 2 Avenue de Lafayette, 6th Floor, Boston, Massachusetts 02111, Attention: Global Investor Services Group-Corporate Trust, or such other office, designated by the Trustee by written notice to the Company and approved by the Company, at which at any particular time its corporate trust business shall be administered.

         "Default" means any event which is, or after notice or passage of time would be, an Event of Default.

         "GB Stock" means shares of the series designated as Genzyme Biosurgery Division Common Stock of the Company.

         "Genzyme General" means Genzyme Corporation's General Division.

         "Global Security" means a permanent Global Security that is in substantially the form attached hereto as EXHIBIT A and that includes the information and schedule called for by footnotes 1, 3 and 4 thereof and which is deposited with the Depositary or its custodian and registered in the name of the Depositary or its nominee.

         "GMO Stock" means shares of the series designated as Genzyme Molecular Oncology Division Common Stock of the Company.

         "Holder" or "Securityholder" means the person in whose name a Security is registered on the Registrar's books.

         "Indenture" means this Indenture, as amended or supplemented from time to time.

         "Initial Purchaser Option" means the option granted by the Company to the Initial Purchasers to purchase up to $75,000,000 aggregate principal amount of additional Securities pursuant to the Purchase Agreement.

         "Officer" means the Chairman, the President, any Executive or Senior Vice President, the Treasurer or the Clerk of the Company.

         "Officers' Certificate" means a certificate signed by two Officers. See Sections 13.04 and 13.05.

         "Opinion of Counsel" means a written opinion from legal counsel who is acceptable to the Trustee. The counsel may be an employee of or counsel to the Company. See Sections 13.04 and 13.05.

         "Participants List" means the position listings showing persons that have a beneficial interest in the Securities evidenced by the Security in global form held by the Depositary and the amount of such interest, but only to the extent that a copy thereof is furnished by the Depositary to the Trustee.

         "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof and, for purposes of Article 4, shall have the additional meaning set forth in Section 4.04(c).

         "Purchase Agreement" means the Purchase Agreement, dated May 3, 2001, among the Company, Credit Suisse First Boston Corporation, Goldman, Sachs & Co. and Salomon Smith Barney Inc.

         "Quoted Prices" of the GGD Stock means the last sale price regular way or, in case no such sale takes place on such day, the average of the closing bid and asked prices regular way, in either case, at 4:00 p.m. (or such earlier time as the last sale prior to 4:00 p.m.), New York City time, on the New York Stock Exchange Composite Tape, or, if the GGD Stock is not listed or admitted to trading on such Exchange, on the national securities exchange in or nearest the City of New York on which the GGD Stock is listed or admitted to trading, or if the GGD Stock is not listed or admitted to trading on any national securities exchange, the last sale price regular way or, in case no such sale takes place on such day, the average of the highest reported bid and lowest reported asked prices as furnished by the National Association of Securities Dealers, Inc. through Nasdaq or a similar organization if Nasdaq is no longer reporting such information, or if on any such Trading Day the GGD Stock is not quoted by any such organization, the average of the highest reported bid and lowest reported asked prices as available in any other over-the-counter market, or if on such Trading Day the GGD Stock is not reported in any such market, the fair value of a share of GGD Stock on such day, as determined in good faith by, and evidenced by a resolution of, the Board of Directors.

         "Record Date," for purposes of Section 11.07, has the meaning set forth in such Section and, for purposes of Section 11.08, has the meaning set forth in such Section.

         "Restricted Certificated Security" means a Certificated Security which is a Transfer Restricted Security.

         "Restricted Global Security" means a Global Security that is a Transfer Restricted Security.

         "Rule 144" means Rule 144 under the Securities Act or any successor to such Rule.

         "SEC" means the Securities and Exchange Commission.

         "Securities" means the Securities described above issued, authenticated and delivered under this Indenture.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Securities Custodian" means State Street Bank and Trust Company, as custodian with respect to the Securities in global form, or any successor entity thereto.

         "Subsidiary" means a corporation, a majority of the voting stock of which is owned, directly or indirectly, by the Company or by one or more Subsidiaries, or by the Company and one or more other Subsidiaries.

         "TIA" means the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990 and as in effect on the date of this Indenture, except to the extent any amendment to the Trust Indenture Act expressly provides for application of the Trust Indenture Act as in effect on another date.

         "Trading Day" means each Monday, Tuesday, Wednesday, Thursday and Friday other than any day on which securities are not traded on the principal exchange or market on which the securities in question are traded.

         "Trust Officer" means any officer or assistant officer of the Trustee assigned by the Trustee to administer its corporate trust matters.

         "Trustee" means the party named as such above until a successor replaces it pursuant to the applicable provisions hereof and thereafter means the successor.

         "Unrestricted Global Security" means a Global Security that is not a Transfer Restricted Security.

         SECTION 1.02. OTHER DEFINITIONS.


                                                                                               DEFINED
TERM                                                                                           IN SECTION
----                                                                                           ----------

"Agent Members" ...........................................................................    2.01
"Bankruptcy Law" .........................................................................     7.01
"Capital Stock"...........................................................................     4.05(a)
"Company Notice" .........................................................................     4.01(c)
"Conversion Agent" .......................................................................     2.03
"Current Market Price" ...................................................................     11.11
"Custodian" ..............................................................................     7.01
"Depositary" .............................................................................     2.01(a)
"DTC" ....................................................................................     2.01(a)
"Event of Default" .......................................................................     7.01
"Exchange Act" ...........................................................................     4.05(b)
"Expiration Time".........................................................................     11.10
"Final Surrender Date" ...................................................................     4.04
"Fundamental Change" .....................................................................     4.05(b)
"Fundamental Change Company Notice" ......................................................     4.03
"Fundamental Change Purchase Date" .......................................................     4.04
"Fundamental Change Purchase Price" ......................................................     4.02
"GGD Stock" ..............................................................................     11.01
"Legal Holiday" ..........................................................................     13.07
"New York Presenting Agent" ..............................................................     2.03
"Paying Agent" ...........................................................................     2.03


"Purchase Notice" ........................................................................     4.01
"Purchase Price" .........................................................................     4.01
"Purchased Shares" .......................................................................     11.10
"QIB".....................................................................................     2.01(a)
"Registrar" ..............................................................................     2.03
"Registration Default"....................................................................     5.08
"Representative" .........................................................................     12.02
"Senior Indebtedness" ....................................................................     12.02
"Shelf Registration Statement"............................................................     5.08
"Transfer Certificate"....................................................................     2.14(f)
"Transfer Restricted Securities"..........................................................     2.14(f)
"U.S. Government Obligations" ............................................................     9.01
"Voting Shares" ..........................................................................     4.05(d)

provided, that whenever the definition contained in such section limits its application to the term as used in specific sections, the foregoing shall not be deemed to expand the application of such definition to the term as used in any section other than such specific sections.

         SECTION 1.03. INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT. Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

         "COMMISSION" means the SEC.

         "INDENTURE SECURITIES" means the Securities.

         "INDENTURE SECURITY HOLDER" means a Securityholder.

         "INDENTURE TO BE QUALIFIED" means this Indenture.

         "INDENTURE TRUSTEE" or "INSTITUTIONAL TRUSTEE" means the Trustee.

         "OBLIGOR" on the indenture securities means the Company or any other obligor on the Securities.

         All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule and not otherwise defined herein have the meanings assigned to them therein.

         SECTION 1.04. RULES OF CONSTRUCTION. Unless the context otherwise requires:

                  (1) a term has the meaning assigned to it;

                  (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles;

                  (3) "or" is not exclusive;

                  (4) words in the singular include the plural, and words in the plural include the singular; and

                  (5) provisions apply to successive events and transactions.


                                   ARTICLE 2.

                                 THE SECURITIES


         SECTION 2.01. FORM AND DATING. The Securities and the Trustee's certificate of authentication shall be substantially in the respective forms set forth in EXHIBIT A, which Exhibit is incorporated in and made part of this Indenture. The Securities may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Security shall be dated the date of its authentication. The Securities are being offered and sold by the Company pursuant to the Purchase Agreement in transactions exempt from, or not subject to, the registration requirements of the Securities Act.

         (a) RESTRICTED GLOBAL SECURITIES. Securities offered and sold to qualified institutional buyers as defined in Rule 144A (collectively, "QIBs" or individually, each a "QIB") in reliance on Rule 144A under the Securities Act shall be issued initially in the form of one or more Restricted Global Securities, which shall be deposited on behalf of the purchasers of the Securities represented thereby with the Trustee, at its Corporate Trust Office, as custodian for the depositary, The Depository Trust Company ("DTC") (such depositary, or any successor thereto, being hereinafter referred to as the "Depositary"), and registered in the name of its nominee, Cede & Co., duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Restricted Global Security may from time to time be increased or decreased by adjustments made on the records of the Securities Custodian as hereinafter provided, subject in each case to compliance with the Applicable Procedures.

         (b) GLOBAL SECURITIES IN GENERAL. Each Global Security shall represent such of the outstanding Securities as shall be specified therein and each shall provide that it shall represent the aggregate amount of outstanding Securities from time to time endorsed thereon and that the aggregate amount of outstanding Securities represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges, redemptions, purchases or conversions of such Securities. Any endorsement of a Global Security to reflect the amount of any increase or decrease in the amount of outstanding Securities represented thereby shall be made by the Securities Custodian in accordance with the standing instructions and procedures existing between the Depositary and the Securities Custodian.

         Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary or under any Global Security, and the Depositary (including, for this purpose, its nominee) may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner and Holder of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall (A) prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or (B) impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Security.

         (c) CERTIFICATED SECURITIES. Certificated Securities shall be issued only under the limited circumstances provided in Section 2.14(a)(1) hereof.

         SECTION 2.02. EXECUTION AND AUTHENTICATION. Two Officers shall sign the Securities on behalf of the Company by manual or facsimile signature. The Company's seal shall be reproduced on the Securities.

         If an Officer whose signature is on a Security no longer holds that office at the time the Security is authenticated, the Security shall nevertheless be valid.

         A Security shall not be valid until authenticated by the manual signature of the Trustee. The Trustee's signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

         The Trustee shall authenticate and make available for delivery Securities for original issue in an aggregate principal amount of $500,000,000 upon a Company order without any further action by the Company; PROVIDED, HOWEVER, that in the event that the Company sells any Securities pursuant to the Initial Purchaser Option, then the Trustee shall authenticate and deliver Securities for original issue in an aggregate principal amount of $500,000,000 plus up to an additional $75,000,000 aggregate principal amount of the Securities sold pursuant to the Initial Purchaser Option upon a Company order without any further action by the Company. The aggregate principal amount of the Securities outstanding at any time may not exceed the amount set forth in the foregoing sentence, subject to the proviso set forth therein, except as provided in Section 2.07.

         The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Securities. An authenticating agent may authenticate Securities whenever the Trustee may do so, other than upon original issuance or pursuant to Section 2.07. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company or an Affiliate.

         The Securities shall be issuable only in registered form without coupons and only in denominations of $1,000 and any integral multiple thereof.

         SECTION 2.03. REGISTRAR, PAYING AGENT, CONVERSION AGENT AND NEW YORK PRESENTING AGENT. The Company shall maintain an office or agency where Securities may be presented for registration of transfer or exchange (the "Registrar"), an office or agency where Securities may be presented for payment (the "Paying Agent") and an office or agency where Securities may be presented for conversion (the "Conversion Agent"). The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may appoint one or more Co-Registrars, one or more additional Paying Agents and one or more additional Conversion Agents. The Company may act as Registrar, Paying Agent, Conversion Agent or Co-Registrar. The term "Paying Agent" includes any additional paying agent; the term "Conversion Agent" includes any additional conversion agent. The Company shall notify the Trustee of the name and address of any Agent not a party to this Indenture and shall give the Trustee at least thirty days' notice prior to changing the Registrar, Paying Agent or Conversion Agent. If the Company fails to maintain a Registrar, Paying Agent or Conversion Agent, the Trustee shall act as such. The Company initially appoints the Trustee as Paying Agent, Registrar and Conversion Agent.

         If there is not at least one of each such Registrar or Co-Registrar, Paying Agent and Conversion Agent located in the Borough of Manhattan, the City of New York, the Company shall also maintain an office in the Borough of Manhattan, the City of New York where the securities may be presented for purposes of transfer and exchange, payment and conversion (the "New York Presenting Agent"). The Company initially appoints State Street Bank and Trust Company, N.A. having an office at 61 Broadway, New York, New York 10006, to serve as New York Presenting Agent.

         SECTION 2.04. PAYMENT ON SECURITIES; PAYING AGENT TO HOLD MONEY IN TRUST. (a) Subject to the following provisions, no later than 11:00 a.m. on the due date of principal of and premium, if any, and interest on the Securities, the Company will pay to the Paying Agent in immediately available funds the amounts, in money of the United States that at the time of payment is legal tender for payment of public or private debts, in the manner, at the times and for the purposes set forth herein and in the text of the Securities, and the Company hereby authorizes and directs the Paying Agent from funds so paid to it to make or cause to be made payment of the principal of and premium, if any, and interest on the Securities set forth herein and in the text of the Securities. The Paying Agent will make payment, from the funds furnished by the Company, of the principal of and premium, if any, and interest on the Securities by check drawn upon a bank in the city in which the Paying Agent's principal office is located, or make payment by wire transfer upon terms acceptable to the Paying Agent.

         (b) Interest on a Security (other than defaulted interest) shall be paid on each interest payment date to the Holder thereof at the close of business on the relevant record date specified in the Securities. Principal of and premium, if any, on Securities shall be payable only against presentation and surrender thereof at the principal office of the Paying Agent, unless the Company shall have otherwise instructed the Trustee in writing.

         (c) The Company shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Securityholders or the Trustee all money held by the Paying Agent for the payment of principal of or premium, if any, or interest on the Securities, and will notify the Trustee of any default by the Company in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. If the Company acts as Paying Agent, it shall segregate the money held by it for the payment of principal of and premium, if any, and interest on the Securities and hold it as a separate trust fund. The Company shall provide ten days prior written notice to the Trustee that it is to act as Paying Agent with respect to such payment and the Trustee may rely on such notice. The Company at any time may require a Paying Agent to pay all money held by the Paying Agent to the Trustee. Upon doing so the Paying Agent shall have no further liability for the money so paid.

         SECTION 2.05. SECURITYHOLDER LISTS. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders. If the Trustee is not the Registrar, the Company shall furnish to the Trustee not less than five days prior to each interest payment date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Securityholders.

         SECTION 2.06. TRANSFER AND EXCHANGE.

         (a) Subject to compliance with any applicable additional requirements contained in Section 2.14, when a Security is presented to a Registrar with a request to register a transfer thereof or to exchange such Security for an equal principal amount of Securities of other authorized denominations, the

Registrar shall register the transfer or make the exchange as requested; PROVIDED, HOWEVER, that every Security presented or surrendered for registration of transfer or exchange shall be duly endorsed or accompanied by an assignment form and, if applicable, a transfer certificate each in the form included in EXHIBIT A, and in form satisfactory to the Registrar duly executed by the Holder thereof or its attorney duly authorized in writing. To permit registration of transfers and exchanges, upon surrender of any Security for registration of transfer or exchange at an office or agency maintained pursuant to Section 2.03, the Company shall execute and the Trustee shall authenticate Securities of a like aggregate principal amount at the Registrar's request. Any exchange or transfer shall be without charge, except that the Company or the Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto, and provided, that this sentence shall not apply to any exchange pursuant to Section 2.07, 2.10, 2.14(a)(1), 3.06, 4.01(g), 4.04(d), 10.05 or 11.02.

         Neither the Company, any Registrar nor the Trustee shall be required to exchange or register a transfer of (a) any Securities for a period of 15 days next preceding any mailing of a notice of Securities to be redeemed, (b) any Securities or portions thereof selected or called for redemption (except, in the case of redemption of a Security in part, the portion not to be redeemed) or (c) any Securities or portions thereof in respect of which a Purchase Notice or Fundamental Change Purchase Notice has been delivered and not withdrawn by the Holder thereof (except, in the case of the purchase of a Security in part, the portion not to be purchased).

         All Securities issued upon any transfer or exchange of Securities shall be valid obligations of the Company, evidencing the same debt and entitled to the same benefits under this Indenture, as the Securities surrendered upon such transfer or exchange.

         (b) Any Registrar appointed pursuant to Section 2.03 hereof shall provide to the Trustee such information as the Trustee may reasonably require in connection with the delivery by such Registrar of Securities upon transfer or exchange of Securities.

         (c) Each Holder of a Security agrees to indemnify the Company and the Trustee against any liability that may result from the transfer, exchange or assignment of such Holder's Security in violation of any provision of this Indenture and/or applicable United States federal or state securities law.

         The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among Agent Members or other beneficial owners of interests in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

         SECTION 2.07. REPLACEMENT SECURITIES. If the Holder of a Security claims that the Security has been lost, destroyed or wrongfully taken, or if a mutilated Security is surrendered to the Trustee, the Company shall issue and the Trustee shall authenticate a replacement Security if the Trustee's requirements are met. If an indemnity bond is required by the Trustee or the Company, such bond must be sufficient, in the judgment of both the Trustee and the Company, to protect the Company, the Trustee, any Agent or any authenticating agent from any loss which any of them may suffer if a Security is replaced. The Company may charge for its expenses incurred in replacing a Security.

         Every replacement Security shall be an additional obligation of the Company.

         SECTION 2.08. OUTSTANDING SECURITIES. The Securities outstanding at any time are all Securities authenticated by the Trustee (or an authenticating agent appointed pursuant to Section 2.02) except for those cancelled by the Trustee, those delivered to the Trustee for cancellation, those reductions in the interests in a global Security effected by the Trustee hereunder, and those described in this Section as not outstanding.

         A Security does not cease to be outstanding because the Company or an Affiliate holds the Security.

         If a Security is replaced pursuant to Section 2.07, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

         If Securities are considered paid under Section 5.01, they cease to be outstanding and interest on them ceases to accrue.

         SECTION 2.09. TREASURY SECURITIES. In determining whether the Holders of the required principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Company or an Affiliate shall be disregarded, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which the Trustee knows are so owned shall be so disregarded.

         SECTION 2.10. TEMPORARY SECURITIES. Until definitive Securities are ready for delivery, the Company may prepare and execute and the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Company considers appropriate for temporary Securities. Every temporary Security shall be executed by the Company and authenticated by the Trustee, and registered by the Registrar, upon the conditions, and with like effect, as a definitive Security. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive Securities in exchange for temporary Securities.

         SECTION 2.11. CANCELLATION. The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar, Paying Agent and Conversion Agent shall promptly forward to the Trustee any Securities surrendered to them for registration of transfer, exchange, payment or conversion. The Trustee shall cancel all Securities surrendered for registration of transfer, exchange, payment, conversion or cancellation and may destroy cancelled Securities and deliver a certificate of such destruction to the Company, unless the Company directs the Trustee to deliver cancelled Securities to the Company. The Company may not issue new Securities to replace Securities that it has paid or delivered to the Trustee for cancellation or that any Securityholder has converted pursuant to Article 11.

         SECTION 2.12. DEFAULTED INTEREST. If the Company defaults in a payment of interest on the Securities, it shall pay the defaulted interest in any lawful manner not inconsistent with the requirements of any securities exchange on which the Securities are listed. It may pay the defaulted interest, plus any interest payable on the defaulted interest, to the Persons who are Securityholders on a subsequent special record date. The Company shall fix the record date and payment date for the payment of any defaulted interest. At least 15 days before the record date, the Company shall mail to each Securityholder and the Trustee a notice that states the record date, payment date and amount of interest to be paid.

         SECTION 2.13. CUSIP NUMBERS. The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the CUSIP numbers.

         SECTION 2.14. ADDITIONAL TRANSFER AND EXCHANGE REQUIREMENTS.

         (a) TRANSFER AND EXCHANGE OF GLOBAL SECURITIES.

                  (1) Certificated Securities shall be issued in exchange for interests in the Global Securities only if (x) the Depositary notifies the Company that it is unwilling or unable to continue as depositary for the Global Securities or if it at any time ceases to be a "clearing agency" registered under the Exchange Act, if so required by applicable law or regulation and a successor depositary is not appointed by the Company within 90 days, or (y) an Event of Default has occurred and is continuing. In either case, the Company shall execute, and the Trustee shall, upon receipt of a Company order (which the Company agrees to delivery promptly), authenticate and deliver Certificated Securities in an aggregate principal amount equal to the principal amount of such Global Securities in exchange therefor. Only Restricted Certificated Securities shall be issued in exchange for beneficial interests in Restricted Global Securities, and only Unrestricted Certificated Securities shall be issued in exchange for beneficial interests in Unrestricted Global Securities. Certificated Securities issued in exchange for beneficial interests in Global Securities shall be registered in such names and shall be in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver or cause to be delivered such Certificated Securities to the persons in whose names such Securities are so registered. Such exchange shall be effected in accordance with the Applicable Procedures.

                   (2) Notwithstanding any other provisions of this Indenture other than the provisions set forth in Section 2.14(a)(1), a Global Security may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

         (b) TRANSFER AND EXCHANGE OF CERTIFICATED SECURITIES. In the event that Certificated Securities are issued in exchange for beneficial interests in Global Securities in accordance with Section 2.14(a)(1) of this Indenture, on or after such event when Certificated Securities are presented by a Holder to a Registrar with a request:

                  (x) to register the transfer of the Certificated Securities to a person who will take delivery thereof in the form of Certificated Securities only; or

                  (y) to exchange such Certificated Securities for an equal principal amount of Certificated Securities of other authorized denominations, such Registrar shall register the transfer or make the exchange as requested;

PROVIDED, HOWEVER, that the Certificated Securities presented or surrendered for register of transfer or exchange:

                  (1) shall be duly endorsed or accompanied by a written instrument of transfer in accordance with the proviso to the first paragraph of Section 2.06(a); and

                  (2) in the case of a Restricted Certificated Security, such request shall be accompanied by the following additional information and documents, as applicable:

                           (i) if such Restricted Certificated Security is being
                  delivered to the Registrar by a Holder for registration in the name of such Holder, without transfer, or such Restricted Certificated Security is being transferred to the Company or a Subsidiary of the Company, a certification to that effect from such Holder (in substantially the form set forth in the Transfer Certificate);

                           (ii) if such Restricted Certificated Security is
                  being transferred to a person the Holder reasonably believes is a QIB in accordance with Rule 144A or pursuant to an effective registration statement under the Securities Act, a certification to that effect from such Holder (in substantially the form set forth in the Transfer Certificate); or

                          (iii) if such Restricted Certificated Security is
                  being transferred (i) pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 or (ii) pursuant to an exemption from the registration requirements of the Securities Act (other than pursuant to Rule 144A or Rule 144) and as a result of which, in the case of a Security transferred pursuant to this clause
                  (ii), such Security shall cease to be a "restricted security" within the meaning of Rule 144, a certification to that effect from the Holder (in substantially the form set forth in the Transfer Certificate) and, if the Company or such Registrar so requests, a customary opinion of counsel, certificates and other information reasonably acceptable to the Company and such Registrar to the effect that such transfer is in compliance with the registration requirements of the Securities Act.

         (c) TRANSFER OF A BENEFICIAL INTEREST IN A RESTRICTED GLOBAL SECURITY FOR A BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL SECURITY. Any person having a beneficial interest in a Restricted Global Security may upon request, subject to the Applicable Procedures, transfer such beneficial interest to a person who is required or permitted to take delivery thereof in the form of an Unrestricted Global Security. Upon receipt by the Trustee of written instructions, or such other form of instructions as is customary for the Depositary, from the Depositary or its nominee on behalf of any person having a beneficial interest in a Restricted Global Security and the following additional information and documents in such form as is customary for the Depositary from the Depositary or its nominee on behalf of the person having such beneficial interest in the Restricted Global Security (all of which may be submitted by facsimile or electronically):

                  (1) if such beneficial interest is being transferred pursuant to an effective registration statement under the Securities Act, a certification to that effect from the transferor (in substantially the form set forth in the Transfer Certificate); or

                  (2) if such beneficial interest is being transferred (i) pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 or (ii) pursuant to an exemption from the registration requirements of the Securities Act (other than pursuant to Rule 144A or Rule 144) and as a result of which, in the case of a Security transferred pursuant to this clause
         (ii), such Security shall cease to be a "restricted security" within the meaning of Rule 144, a certification to that effect from the transferor (in substantially the form set forth in the Transfer Certificate) and, if the Company or the Trustee so requests, a customary opinion of counsel, certificates and other information reasonably acceptable to the Company and the Trustee to the effect that such transfer is in compliance with the registration requirements of the Securities Act, the Trustee, as a Registrar and Securities Custodian, shall reduce or cause to be reduced the aggregate principal amount of the Restricted Global Security by the appropriate principal amount and shall increase or cause to be increased the aggregate principal amount of the Unrestricted Global Security by a like principal amount. Such transfer shall otherwise be effected in accordance with the Applicable Procedures. If no Unrestricted Global Security is then outstanding, the

         Company shall execute and the Trustee shall, upon receipt of a Company Order (which the Company agrees to deliver promptly), authenticate and deliver an Unrestricted Global Security.

         (d) TRANSFER OF A BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL SECURITY FOR A BENEFICIAL INTEREST IN A RESTRICTED GLOBAL SECURITY. Any person having a beneficial interest in an Unrestricted Global Security may upon request, subject to the Applicable Procedures, transfer such beneficial interest to a person who is required or permitted to take delivery thereof in the form of a Restricted Global Security (it being understood that only QIBs may own beneficial interests in Restricted Global Securities). Upon receipt by the Trustee of written instructions or such other form of instructions as is customary for the Depositary, from the Depositary or its nominee, on behalf of any person having a beneficial interest in an Unrestricted Global Security and, in such form as is customary for the Depositary, from the Depositary or its nominee on behalf of the person having such beneficial interest in the Unrestricted Global Security (all of which may be submitted by facsimile or electronically) a certification from the transferor (in substantially the form set forth in the Transfer Certificate) to the effect that such beneficial interest is being transferred to a person that the transferor reasonably believes is a QIB in accordance with Rule 144A. The Trustee, as a Registrar and Securities Custodian, shall reduce or cause to be reduced the aggregate principal amount of the Unrestricted Global Security by the appropriate principal amount and shall increase or cause to be increased the aggregate principal amount of the Restricted Global Security by a like principal amount. Such transfer shall otherwise be effected in accordance with the Applicable Procedures. If no Restricted Global Security is then outstanding, the Company shall execute and the Trustee shall, upon receipt of a Company Order (which the Company agrees to deliver promptly), authenticate and deliver a Restricted Global Security.

         (e) TRANSFERS OF CERTIFICATED SECURITIES FOR BENEFICIAL INTEREST IN GLOBAL SECURITIES. In the event that Certificated Securities are issued in exchange for beneficial interests in Global Securities and, thereafter, the events or conditions specified in Section 2.14(a)(1) which required such exchange shall cease to exist, the Company shall mail notice to the Trustee and to the Holders stating that Holders may exchange

Certificated Securities for interests in Global Securities by complying with the procedures set forth in this Indenture and briefly describing such procedures and the events or circumstances requiring that such notice be given. Thereafter, if Certificated Securities are presented by a Holder to a Registrar with a request:

                  (x) to register the transfer of such Certificated Securities to a person who will take delivery thereof in the form of a beneficial interest in a Global Security, which request shall specify whether such Global Security will be a Restricted Global Security or an Unrestricted Global Security; or

                  (y) to exchange such Certificated Securities for an equal principal amount of beneficial interests in a Global Security, which beneficial interests will be owned by the Holder transferring such Certificated Securities (provided that in the case of such an exchange, Restricted Certificated Securities may be exchanged only for Restricted Global Securities and Unrestricted Certificated Securities may be exchanged only for Unrestricted Global Securities), the Registrar shall register the transfer or make the exchange as requested by canceling such Certificated Security and causing, or directing the Securities Custodian to cause, the aggregate principal amount of the applicable Global Security to be increased accordingly and, if no such Global Security is then outstanding, the Company shall issue and the Trustee shall authenticate and deliver a new Global Security;

PROVIDED, HOWEVER, that the Certificated Securities presented or surrendered for registration of transfer or exchange:

                  (1) shall be duly endorsed or accompanied by a written instrument of transfer in accordance with the proviso to the first paragraph of Section 2.06(a);

                  (2) in the case of a Restricted Certificated Security to be transferred for a beneficial interest in an Unrestricted Global Security, such request shall be accompanied by the following additional information and documents, as applicable:

                           (i) if such Restricted Certificated Security is being
                  transferred pursuant to an effective registration statement under the Securities Act, a certification to that effect from such Holder (in substantially the form set forth in the Transfer Certificate); or

                           (ii) if such Restricted Certificated Security is
                  being transferred pursuant to (i) an exemption from the registration requirements of the Securities Act in accordance with Rule 144 or (ii) pursuant to an exemption from the registration requirements of the Securities Act (other than pursuant to Rule 144A or Rule 144) and as a result of which, in the case of a Security transferred pursuant to this clause
                  (ii), such Security shall cease to be a "restricted security" within the meaning of Rule 144, a certification to that effect from such Holder (in substantially the form set forth in the Transfer Certificate), and, if the Company or the Registrar so requests, a customary opinion of counsel, certificates and other information reasonably acceptable to the Company and the Trustee to the effect that such transfer is in compliance with the registration requirements of the Securities Act;

                  (3) in the case of a Restricted Certificated Security to be transferred or exchanged for a beneficial interest in a Restricted Global Security, such request shall be accompanied by a certification from such Holder (in substantially the form set forth in the Transfer Certificate) to the effect that such Restricted Certificated Security is being transferred to a person the Holder reasonably believes is a QIB (which, in the case of an exchange, shall be such Holder) in accordance with Rule 144A;

                  (4) in the case of an Unrestricted Certificated Security to be transferred or exchanged for a beneficial interest in an Unrestricted Global Security, such request need not be accompanied by any additional information or documents; and

                  (5) in the case of an Unrestricted Certificated Security to be transferred or exchanged for a beneficial interest in a Restricted Global Security, such request shall be accompanied by a certification from such Holder (in substantially the form set forth in the Transfer Certificate) to the effect that such Unrestricted Certificated Security is being transferred to a person the Holder reasonably believes is a QIB (which, in the case of an exchange, shall be such Holder) in accordance with Rule 144A.

         (f) LEGENDS.

         (1) Except as permitted by the following paragraphs (2) and (3), each Global Security and Certificated Security (and all Securities issued in exchange therefor or upon registration of transfer or replacement thereof) shall bear a legend in substantially the form called for by footnote 2 to EXHIBIT A hereto (each a "Transfer Restricted Security" for so long as it is required by this Indenture to bear such legend). Each Transfer Restricted Security shall have attached thereto a certificate (a "Transfer Certificate") in substantially the form called for by footnote 5 to EXHIBIT A hereto.

         (2) Upon any sale or transfer of a Transfer Restricted Security (w) after the expiration of the holding period applicable to sales of the Securities under Rule 144(k) of the Securities Act, (x) pursuant to Rule 144, (y) pursuant to an effective registration statement under the Securities Act or (z) pursuant to any other available exemption (other than Rule 144A) from the registration requirements of the Securities Act and as a result of which, in the case of a Security transferred pursuant to this clause (z), such Security shall cease to be a "restricted security" within the meaning of Rule 144:

                  (i) in the case of any Restricted Certificated Security, any Registrar shall permit the Holder thereof to exchange such Restricted Certificated Security for an Unrestricted Certificated Security, or (under the circumstances described in Section 2.14(e)) to transfer such Restricted Certificated Security to a transferee who shall take such Security in the form of a beneficial interest in an Unrestricted Global Security, and in each case shall rescind any restriction on the transfer of such Security; PROVIDED, HOWEVER, that the Holder of such Restricted Certificated Security shall, in connection with such exchange or transfer, comply with the other applicable provisions of this Section 2.14; and

                  (ii) in the case of any beneficial interest in a Restricted Global Security, the Trustee shall permit the beneficial owner thereof to transfer such beneficial interest to a transferee who shall take such interest in the form of a beneficial interest in an Unrestricted Global Security and shall rescind any restriction on transfer of such beneficial interest; PROVIDED, that such Unrestricted Global Security shall continue to be subject to the provisions of Section 2.14(a)(2); and PROVIDED, FURTHER, that the owner of such beneficial interest shall, in connection with such transfer, comply with the other applicable provisions of this Section 2.14.

         (3) Upon the exchange, registration of transfer or replacement of Securities not bearing the legend described in paragraph (1) above, the Company shall execute, and the Trustee shall authenticate and deliver Securities that do not bear such legend and that do not have a Transfer Certificate attached thereto.

         (4) After the expiration of the holding period pursuant to Rule 144(k) of the Securities Act, the Company may with the consent of the Holder of a Restricted Global Security or Restricted Certificated Security, remove any restriction of transfer on such Security, and the Company shall execute, and the Trustee shall authenticate and deliver Securities that do not bear such legend and that do not have a Transfer Certificate attached thereto.


                                   ARTICLE 3.

                                   REDEMPTION


         SECTION 3.01. NOTICES TO TRUSTEE. If the Company wishes to redeem Securities pursuant to paragraph 5 of the Securities, it shall notify the Trustee of the redemption date and the principal amount of Securities to be redeemed at least 45 days before the redemption date.

         SECTION 3.02. SELECTION OF SECURITIES TO BE REDEEMED. If less than all the Securities are to be redeemed, the Trustee shall select the Securities to be redeemed by lot, or in its discretion, on a pro rata basis from Securities outstanding and not previously called for redemption (unless the Company specifically directs the Trustee otherwise), in such manner as the Trustee shall deem fair and appropriate. The

Trustee shall make the selection (and provide the Company with written notice of such selection) at least 30 days but not more than 60 days before the redemption date. Securities and portions of them the Trustee selects for redemption shall be in amounts of $1,000 or integral multiples of $1,000. In the event that the Trustee is not the Registrar, the Registrar shall provide to the Trustee such information as the Trustee may reasonably request to implement the selection. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption.

         SECTION 3.03. NOTICE OF REDEMPTION. At least 30 days but not more than 60 days before a redemption date, the Company shall mail a notice of redemption to the Trustee and each Holder whose Securities are to be redeemed.

         The notice shall identify the Securities (including CUSIP numbers, if any) to be redeemed and shall state:

                  (1) the redemption date;

                  (2) the redemption price;

                  (3) the conversion price;

                  (4) the name and address of the Paying Agent and Conversion Agent;

                  (5) that Securities called for redemption may be converted at any time before the close of business on the business day immediately preceding the redemption date;

                  (6) that Holders who want to convert Securities must satisfy the requirements set forth in paragraph 8 of the Securities;

                  (7) that Securities called for redemption must be surrendered to the Paying Agent in order to collect the redemption price;

                  (8) that interest on Securities called for redemption ceases to accrue on and after the redemption date (unless funds in the requisite amount are not paid or made available for payment on that date), and the amount of interest accrued on the Securities called for redemption up to but not including the redemption date;

                  (9) if less than all of any Security is to be redeemed, the principal amount of such Security to be redeemed;

                  (10) the CUSIP number, if any, printed on the Securities being redeemed; and

                  (11) that no representation is made as to the correctness or accuracy of the CUSIP number, if any, listed in such notice or printed on the Securities.

         If any of the Securities to be redeemed is in the form of a Global Security, then the Company shall modify such notice to the extent necessary to accord with the procedures of the Depositary applicable to redemptions. Upon ten days prior notice to the Trustee, the Company may request that the Trustee mail the notice of redemption (prepared by the Company) in the Company's name and at its expense.

         SECTION 3.04. EFFECT OF NOTICE OF REDEMPTION. Once notice of redemption is mailed, Securities called for redemption, unless theretofore converted into GGD Stock pursuant to the terms of this Indenture, shall become due and payable on the redemption date at the redemption price. Upon surrender to the Paying Agent, such Securities shall be paid at the redemption price, plus accrued interest to the redemption date; PROVIDED, HOWEVER, that any regular semi-annual payment of interest becoming due on the redemption date shall be payable to the Holder of any such Security as provided in paragraph 2 of the Securities.

         SECTION 3.05. DEPOSIT OF REDEMPTION PRICE. No later than 11:00 a.m. on the redemption date, the Company shall deposit in immediately available funds with the Paying Agent money sufficient to pay the redemption price of and interest accrued to the redemption date on all Securities to be redeemed on that date other than Securities or portions thereof called for redemption on that date which have been delivered by the Company to the Trustee for cancellation. The Paying Agent shall return to the Company any money not required for that purpose because of conversion of Securities.

         SECTION 3.06. SECURITIES REDEEMED IN PART. Upon surrender to the Trustee of a Security that is redeemed in part, the Company shall execute and the Trustee shall authenticate for the Holder a new Security equal in principal amount to the unredeemed portion of the Security surrendered.


                                   ARTICLE 4.

                                   REPURCHASES


         SECTION 4.01. PURCHASE OF SECURITIES AT OPTION OF THE HOLDER. (a) Securities shall be purchased by the Company in accordance with the provisions of paragraph 6 of the Securities as of May 15, 2006, May 15, 2011 and May 15, 2016 (each, a "Purchase Date") at a purchase price per Security equal to 100% of the aggregate principal amount of the Security (the "Purchase Price"), together with accrued interest up to but not including the Purchase Date; provided that if the Purchase Date is on or after an interest record date but on or prior to the related interest payment date, interest will be payable to the Holders in whose names the Securities are registered at the close of business on the relevant record date.

         Purchases of Securities hereunder shall be made, at the option of the Holder thereof, upon:

                  (1) delivery to the Paying Agent by the Holder of a written notice of purchase (a "Purchase Notice") at any time from the opening of business on the date that is 20 Business Days prior to the Purchase Date until the close of business on the fifth Business Day prior to such Purchase Date stating:

                  (A) the certificate number of the Security which the Holder will deliver to be purchased,

                  (B) the portion of the principal amount of the Security which the Holder will deliver to be purchased, which portion must be in principal amounts at maturity of $1,000 or an integral multiple thereof,

                  (C) that such Security shall be purchased as of the Purchase Date pursuant to the terms and conditions specified in paragraph 6 of the Securities and in this Indenture, and

                  (D) delivery of such Security to the Paying Agent prior to, on or after the Purchase Date (together with all necessary endorsements) at the offices of the Paying Agent, such delivery being a condition to receipt by the Holder of the Purchase Price therefor, together with all accrued interest, shall be so paid pursuant to this Section 4.01 only if the Security so delivered to the Paying Agent shall conform in all respects to the description thereof in the related Purchase Notice, as determined by the Company.

         The Company shall purchase from the Holder thereof, pursuant to this
Section 4.01, a portion of a Security if the principal amount of such portion is $1,000 or an integral multiple of $1,000. Provisions of this Indenture that apply to the purchase of all of a Security also apply to the purchase of such portion of such Security.

         Any purchase by the Company contemplated pursuant to the provisions of this Section 4.01 shall be consummated by the delivery of the consideration to be received by the Holder promptly following the later of the Purchase Date and the time of delivery of the Security.

         Notwithstanding anything herein to the contrary, any Holder delivering to the Paying Agent the Purchase Notice contemplated by this Section 4.01 shall have the right to withdraw such Purchase Notice at any time prior to the close of business on the second Business Day prior to the Purchase Date by delivery of a written notice of withdrawal to the Paying Agent in accordance with Section 4.01(e).

         The Paying Agent shall promptly notify the Company of the receipt by it of any Purchase Notice or written notice of withdrawal thereof.

         (b) The Purchase Price of Securities in respect of which a Purchase Notice pursuant to Section 4.01(a) has been given shall be paid in U.S. legal tender (cash).

         (c) In connection with any purchase of Securities pursuant to this
Section 4.01, the Company shall give written notice of the Purchase Date to the Holders (the "Company Notice").

The Company Notice shall be sent by first-class mail to the Trustee and to each Holder (and to each beneficial owner as required by applicable law) not less than 20 Business Days prior to any Purchase Date (the "Company Notice Date"). Each Company Notice shall include a form of Purchase Notice to be completed by a Securityholder and shall state:

                  (i) the Purchase Price and the conversion price;

                  (ii) the name and address of the Paying Agent and the Conversion Agent;

                  (iii) that Securities as to which a Purchase Notice has been given may be converted if they are otherwise convertible only in accordance with Article 11 hereof and paragraph 8 of the Securities if the applicable Purchase Notice has been withdrawn in accordance with the terms of this Indenture;

                  (iv) that Securities must be surrendered to the Paying Agent to collect payment;

                  (v) that the Purchase Price for, and any accrued interest on, any Security as to which a Purchase Notice has been given and not withdrawn will be paid promptly following the later of the Purchase Date and the time of surrender of such Security as described in subclause (iv) above;

                  (vi) the procedures the Holder must follow to exercise rights under this Section and a brief description of those rights;

                  (vii) briefly, the conversion rights of the Securities;

                  (viii) the procedures for withdrawing a Purchase Notice (including pursuant to the terms of Section 4.01(e);

                  (ix) that, unless the Company defaults in making payment on Securities for which a Purchase Notice has been submitted, interest on such Securities will cease to accrue on the Purchase Date, and

                  (x) the CUSIP number of the Securities.

         If any of the Securities are to be redeemed in the form of a Global Security, the Company shall modify such notice to the extent necessary to accord with the procedures of the Depositary applicable to redemptions.

         At the Company's request, the Trustee shall give such Company Notice in the Company's name and at the Company's expense; provided, however, that, in all cases, the text of such Company Notice shall be prepared by the Company.

         (d) The Company shall deposit cash, in respect of purchases under this
Section 4.01, at the time and in the manner as provided in Section 4.01(f), sufficient to pay the aggregate Purchase Price of all Securities, together with all accrued interest to, but not including, the Purchase Date, to be purchased pursuant to this Section 4.01.

         (e) Upon receipt by the Paying Agent of the Purchase Notice specified in Section 4.01(a), the Holder of the Security in respect of which such Purchase Notice was given shall (unless such Purchase Notice is withdrawn as specified in the following two paragraphs) thereafter be entitled to receive solely the Purchase Price, together with all accrued interest to, but not including, the Purchase Date thereon, with respect to such Security. Such Purchase Price, together with all accrued interest to, but not including, the Purchase Date thereon, shall be paid to such Holder, subject to receipt of funds by the Paying Agent, promptly following the later of (x) the Purchase Date with respect to such Security (provided the conditions in Section 4.01(a) have been satisfied) and (y) the time of delivery of such Security to the Paying Agent by the Holder thereof in the manner required by Section 4.01(a). Securities in respect of which a Purchase Notice has been given by the Holder thereof may not be converted pursuant to Article 11 hereof on or after the date of the delivery of such Purchase Notice, unless such Purchase Notice has first been validly withdrawn as specified in the following two paragraphs.

         A Purchase Notice may be withdrawn by means of a written notice of withdrawal delivered to the office of the Paying Agent in accordance with the Purchase Notice at any time prior to the close of business on the second Business Day prior to the Purchase Date specifying:

         (1) the certificate number, if any, of the Security in respect of which such notice of withdrawal is being submitted,

         (2) the principal amount of the Security with respect to which such notice of withdrawal is being submitted, and

         (3) the principal amount, if any, of such Security which remains subject to the original Purchase Notice and which has been or will be delivered for purchase by the Company.

         A written notice of withdrawal of a Purchase Notice shall be in the form set forth in the preceding paragraph.

         There shall be no purchase of any Securities pursuant to this Section
4.01 if there has occurred (prior to, on or after as the case may be, the giving, by the Holders of such Securities, of the required Purchase Notice) and is continuing an Event of Default (other than a default in the payment of the Purchase Price with respect to such Securities). The Paying Agent will promptly return to the respective Holders thereof any Securities (x) with respect to which a Purchase Notice has been withdrawn in compliance with this Indenture, or
(y) held by it during the continuance of an Event of Default (other than a default in the payment of the Purchase Price with respect to such Securities) in which case, upon such return, the Purchase Notice with respect thereto shall be deemed to have been withdrawn.

         (f) Prior to 10:00 a.m. (local time in the City of New York) on the Business Day following the Purchase Date, the Company shall deposit with the Trustee or with the Paying Agent (or, if the Company or a Subsidiary or an Affiliate of either of them is acting as the Paying Agent, shall segregate and hold in trust as provided in Section 2.04(c)) an amount of money (in immediately available funds if deposited on such Business Day) sufficient to pay the aggregate Purchase Price of, together with all accrued interest to, but not including, the Purchase Date on, all the Securities or portions thereof which are to be purchased as of the Purchase Date.

         (g) Any Security which is to be repurchased only in part shall be surrendered to the Trustee (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unrepurchased portion of the principal of the Security so surrendered.

         SECTION 4.02. REPURCHASE UPON FUNDAMENTAL CHANGE. The Company covenants and agrees that, in the event that there occurs a Fundamental Change (as defined in Section 4.05(b) hereof), each Holder will have the right, at such Holder's option, to require the Company to repurchase all, or any portion that is an integral multiple of $1,000, of such Holder's Securities on the Fundamental Change Purchase Date (as defined in Section 4.04 below) selected as provided below at a repurchase price (the "Fundamental Change Purchase Price") which is equal to 100% of the principal amount of such Securities plus accrued interest to the Fundamental Change Purchase Date.

         SECTION 4.03. NOTICES, ETC. Unless the Company shall have theretofore called for redemption all the outstanding Securities, on or before the 30th day after the occurrence of a Fundamental Change, the Company shall deliver to the Trustee, and the Company shall, or, if so requested by the Company upon ten days' prior written notice, the Trustee shall, in the name of the Company and at its expense, mail to each Holder at such Holder's address appearing in the Securities Register a written notice (the "Fundamental Change Company Notice") describing the occurrence of the Fundamental Change and of the repurchase right set forth herein arising as a result thereof, as well as stating the final date by which the Securities must be surrendered for repurchase, the conversion price then in effect, the Fundamental Change Purchase Date, the Fundamental Change Purchase Price and the procedure which the Holder must follow to elect repurchase. The Company shall also cause a copy of such notice of the repurchase right to be published in a newspaper of general circulation in the Borough of Manhattan, The City of New York.

         No failure of the Company to give the foregoing notices or defect therein shall limit any Holder's right to exercise a repurchase right or affect the validity of the proceedings for the repurchase of Securities.

         If any of the Securities is in the form of a Global Security, then the Company shall modify such notice to the extent necessary to accord with the procedures of the Depositary applicable to the repurchase of Global Securities.

         SECTION 4.04. EXERCISING FUNDAMENTAL CHANGE REPURCHASE RIGHT. (a) To elect repurchase of any Securities or portion thereof upon a Fundamental Change, the Holder will be required to surrender, on or before the Final Surrender Date (as defined below), (i) in the case of global Securities, to the Conversion Agent by book-entry delivery of the interest in the Security in global form to be repurchased, or (ii) in the case of definitive Securities, at any place where principal is payable, such Security duly endorsed or assigned to the Company or in blank, in any event together with written notice of the Holder's election to have the Company repurchase all or any $1,000 portion of such Security specified in such notice. Election of repurchase by a Holder shall be irrevocable (unless the Company defaults in payment of the Fundamental Change Purchase Price for the Securities on the Fundamental Change Purchase Date) and the right to convert the Securities as to which such Holder has made such election shall expire when such Securities are so surrendered (unless the Company defaults in payment of the Fundamental Change Purchase Price for the Securities on the Fundamental Change Purchase Date and such election is revoked). "Final Surrender Date" shall mean the date which is, subject to any contrary requirements of applicable law, 60 days after the date of mailing of the Company Notice. "Fundamental Change Purchase Date" shall mean the date selected by the Company for the repurchase of the Securities that is not less than 10 and not more than 30 days after the Final Surrender Date.

         (b) In the event a repurchase right shall be exercised in accordance with the terms hereof, the Company shall pay or cause to be paid the Fundamental Change Purchase Price in cash to the Holder on the Fundamental Change Purchase Date; PROVIDED, HOWEVER, that installments of interest that mature on or prior to the Fundamental Change Purchase Date shall be payable in cash to the Holders of such Securities, registered as such at the close of business on the relevant record date specified in the Securities according to the terms and provisions of
Article 2.

         (c) If any Security surrendered for repurchase shall not be so paid on the Fundamental Change Purchase Date, the principal amount which is payable at maturity shall, until the

Fundamental Change Purchase Price (as calculated at the date of payment) is paid, continue to bear interest from the Fundamental Change Purchase Date at the rate borne by the Security and each such Security shall continue to remain convertible into Common Stock until said Fundamental Change Purchase Price shall have been paid to the Holder or duly provided for by deposit with the Paying Agent in immediately available funds without restriction.

         (d) Any Security which is to be repurchased only in part shall be surrendered to the Trustee (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unrepurchased portion of the principal of the Security so surrendered.

         SECTION 4.05. CERTAIN DEFINITIONS. For purposes of this Article:

                  (a) The term "Capital Stock" shall mean capital stock of the Company that does not rank prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of the Company, to shares of capital stock of any other class of the Company;

                  (b) The term "Fundamental Change" shall mean any of the following:

                           (i) a "person" or "group" (within the meaning of
                  Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), becoming the "beneficial owner" (as defined in Rule l3d-3 under the Exchange Act) of Voting Shares (as defined below) of the Company entitled to exercise more than 50% of the total voting power of all outstanding Voting Shares of the Company (including any right to acquire Voting Shares that are not then outstanding of which such person or group is deemed the beneficial owner); or

                         (ii) a change in the Board of Directors in which the
                  individuals who constituted the Board of Directors at the beginning of the two-year period immediately preceding such change (together with any other director whose election by the Board of Directors or whose nomination for election by the stockholders of the Company was approved by a vote of at least two-thirds of the directors then in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors then in office; or

                          (iii) any consolidation of the Company with, or merger
                  of the Company into, any other Person, any merger of another Person into the Company, or any sale or transfer of all or substantially all of the assets of the Company to another Person (other than (x) a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of GGD Stock, (y) a merger which is effected solely to change the jurisdiction of incorporation of the Company or (z) any consolidation with or merger of the Company into a wholly-owned subsidiary of the Company, or any sale or transfer by the Company of all or substantially all of its assets to one or more of its wholly-owned subsidiaries, in any one transaction or a series of transactions, provided, in any such case, that the resulting corporation or each such subsidiary assumes or guarantees the Company's obligations under the Securities); PROVIDED, HOWEVER, that a Fundamental Change shall not occur with respect to any such transaction if either (i) the last sale price of the GGD Stock for any five Trading Days during the ten Trading Days immediately preceding the public announcement by the Company of such transaction is at least equal to 105% of the conversion price in effect on such Trading Day or (ii) the consideration in such transaction to the holders of GGD Stock consists of cash, securities that are, or immediately upon issuance will be, listed on a national securities exchange or quoted on the Nasdaq National Market, or a combination of cash and such securities, and the aggregate fair market value of such consideration (which, in the case of such securities, shall be equal to the average of the last sale prices of such securities during the ten consecutive Trading Days commencing with the sixth Trading Day following consummation of the transaction) is at least 105% of the conversion price in effect on the date immediately preceding the closing date of such transaction;

                  (c) The term "Person" shall include any syndicate or group which would be deemed to be a "person" under Section 13(d)(3) of the Exchange Act as in effect on the date of the original execution of this Indenture; and

                  (d) The term "Voting Shares" shall mean all outstanding shares of any class or series (however designated) of Capital Stock entitled to vote generally in the election of members of the Board of Directors and includes, without limitation, the GGD Stock, the GB Stock and the GMO Stock.


                                   ARTICLE 5.

                                    COVENANTS


         SECTION 5.01. PAYMENT OF SECURITIES. The Company shall pay the principal of and premium, if any, and interest on, and Purchase Price and Fundamental Change Purchase Price, if any, of the Securities on the dates and in the manner provided in the Securities and this Indenture. Principal, premium, if any, Purchase Price and Fundamental Change Purchase Price, if any, and interest shall be considered paid on the date due if the Paying Agent (other than the Company) holds on that date money sufficient to pay all principal, premium, if any, and interest then due and that is immediately available on such date for payment to the Holders and that is not subject to restriction including, but not limited to, the restrictions set forth in Article 12 hereof.

         The Company shall pay interest on overdue principal and premium, if any, at the rate per annum borne by the Securities; it shall pay interest on overdue installments of interest at the same rate per annum to the extent lawful.

         SECTION 5.02. SEC REPORTS. The Company shall file with the Trustee within 15 days after the Company is required to file them with the SEC copies of the annual reports and the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to
Section 13 or 15(d) of the Exchange Act (as defined in Section 4.05). Notwithstanding that the Company may not be required to remain subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company shall file with the SEC (unless the SEC will not accept such a filing) and provide the Trustee and Securityholders with the annual reports and the information, documents and other reports as are specified in Sections 13 and 15(d) of the Exchange Act and applicable to a U.S. corporation subject to such Sections, such information, documents and other reports to be so filed and provided at the times specified for the filing of such information, documents and reports under such Sections. The Company also shall comply with the other provisions of TIA ss. 314(a).

         SECTION 5.03. COMPLIANCE CERTIFICATE. The Company shall deliver to the Trustee within 120 days after the end of each fiscal year of the Company a brief certificate from the principal executive officer, principal financial officer or principal accounting officer as to his or her knowledge of the Company's compliance with all conditions and covenants under this Indenture. For purposes of this Section 5.03, such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture. The first certificate pursuant to this Section shall be for the year ending on December 31, 2001.

         SECTION 5.04. CORPORATE EXISTENCE. Subject to Article 6, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchise; PROVIDED, HOWEVER, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

         SECTION 5.05. NOTICE OF DEFAULTS. In the event that the Company fails to make any payment in an amount in excess of $20,000,000 when due, after any applicable grace period, in respect of indebtedness for borrowed money of the Company or if indebtedness for borrowed money of the Company in an amount in excess of $20,000,000 is accelerated because of the occurrence of any default under such indebtedness, the Company will promptly give written notice to the Trustee of such failure or acceleration, as the case may be, or of the occurrence of an event which, with the giving of notice or the passage of time, or both, would entitle the holder or holders of such indebtedness to declare such indebtedness due and payable before its maturity.

         SECTION 5.06. FURTHER INSTRUMENTS AND ACTS. Upon request of the Trustee, the Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture.

         SECTION 5.07. RESALE OF CERTAIN SECURITIES. During the period beginning on the last date of original issuance of the Securities and ending on the date that is two years from such date, the Company will not, and will use its best efforts not to permit any of its "affiliates" (as defined under Rule 144 under the Securities Act or any successor provision thereto) to, resell (x) any Securities which constitute "restricted securities" under Rule 144 or (y) any securities into which the Securities have been converted under this Indenture which constitute "restricted securities" under Rule 144, that in either case have been reacquired by any of them. The Trustee shall have no responsibility in respect of the Company's performance of its agreement in the preceding sentence.

         SECTION 5.08. REGISTRATION RIGHTS. The Company agrees that the Holders (and any Person that has a beneficial interest in a Security) from time to time of Transfer Restricted Securities are entitled to the benefits of the Registration Rights Agreement executed by the Company. Pursuant to the Registration Rights Agreement the Company will, at its cost, (a) use its reasonable efforts to file within 90 days after the first date of original issuance of the Securities a Registration Statement on Form S-3 (a "Shelf Registration Statement") covering resales of the Securities and the GGD Stock issuable upon the conversion pursuant to Rule 415 under the Securities Act, (b) use its reasonable efforts to cause the Shelf Registration Statement to be declared effective under the Securities Act no later than 180 days after the first date of original issuance of the Securities and (c) use its reasonable efforts to keep the Shelf Registration Statement effective after its effective date until the date which is the earliest of (i) the second anniversary of the effective date of the Shelf Registration Statement, (ii) such time as all the Securities or GGD Stock issuable upon conversion thereof (the "Registrable Securities") have been sold pursuant to the Shelf Registration Statement, transferred pursuant to Rule 144 under the Securities Act or otherwise transferred in a manner that results in such securities not being subject to transfer restrictions under the Securities Act and the absence of a need for a restrictive legend regarding registration under the Securities Act, and (iii) such time as all of the Registrable Securities held by non-affiliates of the Company are eligible for sale pursuant to Rule 144(k) under the Securities Act or any successor rule or regulation thereto. The Company will, in the event a Shelf Registration Statement is filed, among other things, provide to each Holder named in such Shelf Registration Statement copies of the prospectus which is a part of the Shelf Registration Statement, notify each such Holder when the Shelf Registration Statement has become effective, and take certain other actions as are required to permit unrestricted resales of the Securities and the GGD Stock issuable upon the conversion thereof by such Holders to third parties.

         If (i) on or prior to the 90th day after the first date of original issuance of the Securities, the Shelf Registration Statement has not been filed with the Commission; (ii) on or prior to the 180th day after the first date of original issuance of the Securities, the Shelf Registration Statement has not been declared effective by the Commission; or (iii) after the Shelf Registration Statement has been declared effective, such Shelf Registration Statement ceases to be effective or usable (subject to certain exceptions described in the Registration Rights Agreement) in connection with resales of Securities and the GGD Stock issuable upon the conversion thereof in accordance with and during the periods specified in the Registration Rights Agreement (each such event referred to in clauses (i) through (iii), a "Registration Default"), additional interest will accrue on the Securities over and above the rate set forth in the title of the Securities, from and including the date on which any such Registration Default shall occur to but excluding the date on which all Registration Defaults have been cured, at the rate of 0.25% per annum for a Registration Default pursuant to clause (i) above, and at a rate of 0.5% per annum for a Registration Default pursuant to clauses (ii) and (iii). The Company will have no other liabilities for monetary damages with respect to its registration obligations; PROVIDED, HOWEVER, that in the event the Company breaches, fails to comply with or violates certain provisions of the Registration Rights Agreement, the Holders shall be entitled to, and the Company shall not oppose the granting of, equitable relief, including injunction and specific performance.


                                   ARTICLE 6.

                                   SUCCESSORS


         SECTION 6.01. WHEN COMPANY MAY MERGE, ETC. The Company shall not consolidate or merge with or into, or sell, lease, convey or otherwise dispose of all or substantially all of its assets to, any Person unless:

                  (1) the Company is the surviving person or that Person is a corporation organized under the laws of the United States, any state thereof or the District of Columbia or a corporation or comparable legal entity organized under the laws of a foreign jurisdiction and whose equity securities are listed on a national securities exchange in the United States or authorized for quotation on the Nasdaq National Market;

                   (2) that Person assumes by supplemental indenture executed and delivered to the Trustee, in form satisfactory to the Trustee, all the obligations of the Company under the Securities and this Indenture, except that it need not assume the obligations of the Company as to conversion of Securities if pursuant to Section 11.17 the Company or another Person enters into a supplemental indenture obligating it to deliver securities, cash or other assets upon conversion of Securities;

                  (3) immediately after giving effect to such transaction, no Default shall have occurred and be continuing; and

                   (4) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, transfer or lease and such supplemental indenture comply with this Article and that all conditions precedent herein provided for related to such transaction have been complied with.

         The surviving, transferee or lessee corporation shall be the successor Company, but the predecessor Company in the case of a transfer or lease shall not be released from the obligation to pay the principal amount or Purchase Price or Fundamental Change Purchase Price of and premium, if any, and interest on the Securities.


                                   ARTICLE 7.

                              DEFAULTS AND REMEDIES


         SECTION 7.01. EVENTS OF DEFAULT. An "Event of Default" occurs if:

                   (1) the Company defaults in the payment of interest (including additional interest as provided in Section 5.08) on any Security when the same becomes due and payable and the Default continues uncured for a period of 30 days, whether or not such payment is prohibited or restricted by the provisions of Article 12;

                   (2) the Company defaults in the payment of (A) principal of or premium, if any, on any Security when the same becomes due and payable, whether at maturity, upon redemption or otherwise, or (B) the Purchase Price or Fundamental Change Purchase Price in respect of any Security when due, in either case whether or not such payment is prohibited or restricted by the provisions of Article 12;

                   (3) the Company fails to comply with any of its other covenants or agreements set forth in this Indenture and the Default continues for the period and after the notice specified below;

                   (4) the Company fails to make any payment when due, including any applicable grace period, in respect of indebtedness for borrowed money of the Company, which payment is in an amount in excess of $20,000,000, or the Company defaults with respect to any indebtedness for borrowed money of the Company, which default results in acceleration of any such indebtedness which is in an amount of in excess of $20,000,000;

                  (5) the Company pursuant to or within the meaning of any Bankruptcy Law (as defined below):

                           (A) commences a voluntary case;

                           (B) consents to the entry of an order for relief
                  against it in an involuntary case;

                           (C) consents to the appointment of a Custodian (as
                  defined below) of it or for all or substantially all of its property; or

                           (D) makes a general assignment for the benefit of its
                  creditors; or

                  (6) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                           (A) is for relief against the Company in an
                  involuntary case;

                           (B) appoints a Custodian of the Company or for all or
                  substantially all of its property; or

                           (C) orders the liquidation of the Company,

         and the order or decree remains unstayed and in effect for 90 consecutive days.

         The term "Bankruptcy Law" means Title 11, U.S. Code or any similar federal or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

         A Default under clause (3) above is not an Event of Default until the Trustee or, subject to Section 2.09, the Holders of at least 25% in principal amount of the Securities notify the Company in writing of the Default and the Company does not cure the Default within 60 days after receipt of the notice. The notice must specify the Default, demand that it be remedied and state that the notice is a "Notice of Default". When a Default is cured, it ceases to exist.

         SECTION 7.02. ACCELERATION. If any Event of Default described in
Section 7.01(1) through (4) occurs and is continuing, the Trustee, by written notice to the Company, or, subject to Section 2.09, the Holders of at least 25% in aggregate principal amount of the outstanding Securities, by written notice to the Company and the Trustee, may declare the principal of and accrued interest on all Securities to be due and payable. Upon such declaration such principal and interest shall be due and payable immediately. If any Event of Default described in Section 7.01(5) or (6) occurs the principal of and accrued interest on all Securities shall automatically become due and payable, without any action required of the Trustee or the Holders. The Holders of a majority in principal amount of the Securities by notice to the Trustee may rescind an acceleration and its consequences if all existing Events of Default have been cured or waived except nonpayment of principal or interest that has become due solely because of the acceleration, if the rescission would not conflict with any judgment or decree of a court of competent jurisdiction, and if all payments (including fees and expenses) due to the Trustee have been paid.

         SECTION 7.03. OTHER REMEDIES. If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal or the Purchase Price or Fundamental Change Purchase Price of or premium, if any, or interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

         The Trustee may maintain a proceeding even if the Trustee does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. To the extent permitted by law. no remedy is exclusive of any other remedy and all remedies are cumulative.

         SECTION 7.04. WAIVER OF PAST DEFAULTS. Subject to Section 2.09, the Holders of a majority in aggregate principal amount of the Securities by written notice to the Trustee may waive an existing Default and its consequences except a Default in the payment of the principal of or premium, if any, or interest on any Security or a Default under Article 11. When a Default is waived, it is cured and ceases to exist. This Section 7.04 shall be in lieu of TIA ss. 316(a)(1)(B), and TIA ss. 316(a)(1)(B) is hereby expressly excluded from this Indenture and Section, as permitted by the TIA.

         SECTION 7.05. CONTROL BY MAJORITY. Subject to Section 2.09, the Holders of a majority in aggregate principal amount of the Securities may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture, is unduly prejudicial to the rights of another Securityholder, or would expose the Trustee to liability or expense for which it has not been offered reasonably satisfactory indemnity. This Section 7.05 shall be in lieu of TIA ss. 316(a)(1)(A), and TIA ss. 316(a)(1)(A) is hereby expressly excluded from this Indenture and Section, as permitted by the TIA.

         SECTION 7.06. LIMITATION ON SUITS. A Securityholder may pursue any remedy with respect to this Indenture or the Securities only if:

                  (1) the Holder gives to the Trustee written notice of a continuing Event of Default;

                  (2) the Holders of at least 25% in principal amount of the Securities make a written request to the Trustee to pursue the remedy;

                  (3) such Holder or Holders offer to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense to be, or which may be, incurred by the Trustee in pursuing the remedy;

                  (4) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of indemnity; and

                  (5) during such 60-day period the Holders of a majority in principal amount of the Securities do not give the Trustee a direction inconsistent with the request.

A Securityholder may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over another
Securityholder.

         SECTION 7.07. RIGHTS OF HOLDERS TO RECEIVE PAYMENT. Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of the principal of and premium, if any, and interest on the Security on or after the respective due dates expressed in the Security, and to convert such Security in accordance with Article 11, or to bring suit for the enforcement of any such payment on or after such respective due dates and such right to convert, is absolute and unconditional and shall not be impaired or affected without the consent of the Holder.

         SECTION 7.08. COLLECTION SUIT BY TRUSTEE. If an Event of Default specified in Section 7.01(1) or (2) occurs and is continuing, the Trustee may recover judgment in its own name and as Trustee of an express trust against the Company for the whole amount of principal, premium, if any, Purchase Price or Fundamental Change Purchase Price, if any, and interest remaining unpaid together with interest on overdue principal and premium, if any, and on the principal amount of any Security for which the Purchase Price or Fundamental Change Purchase Price is overdue, and, to the extent that payment of such interest is lawful, interest on overdue installments of interest, in each case at the rate per annum set forth in the title of the Securities.

         SECTION 7.09. TRUSTEE MAY FILE PROOFS OF CLAIM. The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the Securityholders allowed in any judicial proceeding relative to the Company, its creditors or its property.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceedings.

         SECTION 7.10. PRIORITIES. If the Trustee collects any money or property pursuant to this Article 7, it shall pay out the money or property in the following order:

                  First: to the Trustee for amounts due under Section 8.07 or any other provision of this Indenture;

                  Second: to holders of Senior Indebtedness to the extent required by Article 12;

                  Third: to Securityholders for amounts due and unpaid on the Securities for principal, premium, if any, Purchase Price or Fundamental Change Purchase Price, if any, and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal, premium, if any, Purchase Price or Fundamental Change Purchase Price, if any, and interest, respectively; and

                  Fourth: to the Company.

         The Trustee may fix a record date and payment date for any payment to Securityholders pursuant to this Section 7.10.

         SECTION 7.11 UNDERTAKING FOR COSTS. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 7.07, or a suit by a Holder or Holders of more than 10% in aggregate principal amount of the Securities then outstanding.

                                   ARTICLE 8.

                                     TRUSTEE


         SECTION 8.01. DUTIES OF TRUSTEE. (a) If to the knowledge of the Trustee an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

         (b) Except during the continuance of an Event of Default:

                  (1) the Trustee need perform only those duties that are specifically set forth in this Indenture and no others; and

                  (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture, but need not verify the accuracy of the contents thereof.

         (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (1) this paragraph does not limit the effect of paragraph (b) of this Section;

                  (2) the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (3) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 7.05; and

                  (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b) and (c) of this Section.

         (e) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law and need not be invested except as agreed to by the Trustee.

         SECTION 8.02. RIGHTS OF TRUSTEE. Subject to Section 8.01:

                  (a) the Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document;

                  (b) before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel;

                  (c) the Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care;

                  (d) the Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers;

                  (e) the Trustee may consult with counsel reasonably acceptable to the Trustee, which may be counsel to the Company, and the advice of such counsel as to matters of law shall be full and complete authorization and protection in respect of any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel;

                  (f) The Trustee shall not be bound to ascertain or inquire as to the performance or observance of any covenants, conditions or agreements on the part of the Company under this Indenture; but the Trustee may require of the Company full information and advice as to the performance of the covenants, conditions and agreements aforesaid; and

                  (g) the Trustee shall not be required to give any bond or surety in respect of the execution of its trusts and powers or in respect of this Indenture.

         SECTION 8.03. INDIVIDUAL RIGHTS OF TRUSTEE. The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or an Affiliate with the same rights the Trustee would have if it were not Trustee. Any Agent may do the same with like rights.

         SECTION 8.04. TRUSTEE'S DISCLAIMER. The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities, shall not be accountable for the Company's use of the proceeds from the sale of the Securities or the use or application of any money received by any Paying Agent other than the Trustee, and shall not be responsible for any statement in the Securities other than the Trustee's certificate of authentication.

         SECTION 8.05. NOTICE OF DEFAULTS. If a Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to each Securityholder, at the name and address which appear in the Securities Register, a notice of the Default within 90 days after the Default occurs. Except in the case of a Default in payment of the principal of or premium, if any, or interest on any Security, the Trustee may withhold the notice if and so long as its board of directors, the executive committee, or a trust committee of its directors and/or responsible officers in good faith determines that withholding the notice is in the interests of Securityholders. The Trustee shall not be deemed to have notice of any Default or Event of Default other than as described in clauses (1) or (2) of Section 7.01 unless it shall have received written notice thereof from the Company or any Securityholder, or a Trust Officer has actual knowledge thereof. The foregoing sentence of this Section 8.05 shall be in lieu of the proviso to TIA Section 315(b), and such proviso to TIA Section 315(b) is hereby expressly excluded from this Indenture and Section, as permitted by the TIA.

         SECTION 8.06. REPORTS BY TRUSTEE TO HOLDERS. If required by TIA Section 313(a), within 60 days after each April 1 beginning with the April 1 following the date of this Indenture, the Trustee shall mail to each Securityholder a report dated as of such April 1 that complies with TIA Section 313(a). The Trustee also shall comply with TIA Section 313(b), (c) and (d).

         A copy of each such report at the time of its mailing to Securityholders shall also be mailed to the Company and shall be filed with the SEC and each stock exchange, if any, on which the Securities are listed.

         The Company shall promptly notify the Trustee in writing if the Securities become listed on any stock exchange or of any delisting thereof.

         SECTION 8.07. COMPENSATION AND INDEMNITY. The Company shall from time to time pay to the Trustee reasonable compensation for its services. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee, within 45 days after receiving request therefor, for all reasonable out-of-pocket disbursements, fees and expenses incurred by the Trustee in connection with the performance of its duties under this Indenture, including without limitation those incurred in connection with the enforcement of any remedy hereunder or the interpretation of any provision hereunder. Such expenses may include the reasonable compensation and out-of-pocket expenses of the Trustee's agents and counsel. All rights, protections and benefits of the Trustee shall extend to the Trustee acting as Conversion Agent, Paying Agent, Registrar or other Agent with respect hereto.

         The Company shall indemnify the Trustee for, and hold it harmless against, any loss or liability incurred by it in connection with this Indenture. The Trustee shall promptly notify the Company of any claim for which the Trustee may seek indemnity, including costs and expenses of defending itself against any claim for liability arising from the exercise or performance of any of its powers or duties hereunder.

         The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee through its negligence or bad faith.

         To secure the Company's payment obligations in this Section, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee, except that held in trust to pay principal of, premium, if any, and interest on particular Securities.

         When the Trustee incurs expenses or renders services after an Event of Default specified in Section 7.01(5) or (6) occurs, the expenses and the compensation for such services are intended to constitute expenses of administration under any Bankruptcy Law.

         Notwithstanding any provision hereof to the contrary, the Trustee's lien shall not be subordinated to that of Senior Indebtedness.

         SECTION 8.08. REPLACEMENT OF TRUSTEE. A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section.

         The Trustee may resign by so notifying the Company. The Holders of a majority in principal amount of the Securities may remove the Trustee by so notifying the Trustee and the Company. The Company may remove the Trustee if:

                  (1) the Trustee fails to comply with Section 8.10;

                  (2) the Trustee is adjudged a bankrupt or an insolvent;

                  (3) a receiver or other public officer takes charge of the Trustee or its property; or

                  (4) the Trustee becomes incapable of acting.

         If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the Securities may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

         If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of at least 10% in principal amount of the Securities may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         If the Trustee fails to comply with Section 8.10, any Securityholder or Beneficial Holder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

         A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon the retiring Trustee shall transfer all property held by it as Trustee to the successor Trustee (subject to the lien provided for in Section 8.07), the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Securityholders.

         SECTION 8.09. SUCCESSOR TRUSTEE, AGENTS BY MERGER, ETC. If the Trustee or any Agent consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee or Agent, as the case may be.

         SECTION 8.10. ELIGIBILITY; DISQUALIFICATION. This Indenture shall always have a Trustee who satisfies the requirement of TIA Sections 310(a)(1) and 310(a)(5). The Trustee (or in the case of a corporation included in a bank holding company system, the related bank holding company) shall have a combined capital and surplus of at least $100,000,000 as set forth in its most recent published annual report of condition. In addition, if the Trustee is a corporation included in a bank holding company system, the Trustee, independently of such bank holding company, shall meet the capital requirements of TIA Section 310(a)(2). The Trustee shall comply with TIA Section 310(b).

         SECTION 8.11. PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY. The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.


                                   ARTICLE 9.

                             DISCHARGE OF INDENTURE


         SECTION 9.01. TERMINATION OF COMPANY'S OBLIGATIONS. The Company may terminate all of its obligations under this Indenture if:

                  (a) (1) the Securities mature within one year or all of them are to be called for redemption (and the Securities are redeemable) within one year and arrangements satisfactory to the Trustee are made with respect to the giving of the notice of redemption; and

                      (2) the Company irrevocably deposits in trust with the Trustee money or U.S. Government Obligations sufficient to pay, when due, the principal of and premium, if any, and interest on the Securities to maturity or redemption, as the case may be. The Company may make such deposit only during the one-year period referred to in paragraph (1) above and only if Article 12 permits it; or

                  (b) all securities previously authenticated and delivered (other than destroyed, lost or stolen Securities which have been replaced or paid or Securities for whose payment money or securities have theretofore been held in trust and thereafter repaid to the Company, as provided in Section 9.03) have been delivered to the Trustee for cancellation and the Company has paid all sums payable by it hereunder.

         However, the obligations in Sections 2.03, 2.04, 2.05, 2.06, 2.07, 2.14, 5.01, 8.07, 8.08, 9.03, 9.04 and 9.05 and in Article 11 shall survive until the Securities are no longer outstanding. Thereafter the obligations in Sections 8.07, 9.03 and 9.04 shall survive.

         After a termination of the Company's obligations in accordance with this Section, the Trustee upon request shall acknowledge in writing the discharge of the Company's obligations under this Indenture except for those surviving obligations specified above.

         In order to have money available on a payment date to pay principal of and premium, if any, or interest on the Securities, the U.S. Government Obligations shall be payable as to principal or interest on or before such payment date in such amounts as will provide the necessary money.

         "U.S. Government Obligations" means direct obligations of the United States of America for the payment of which the full faith and credit of the United States of America is pledged and which are not callable at the issuer's option.

         SECTION 9.02. APPLICATION OF TRUST MONEY. The Trustee shall hold in trust money or U.S. Government Obligations deposited with it pursuant to Section
9.01. It shall apply the deposited money and the money from U.S. Government Obligations through the Paying Agent and in accordance with this Indenture to the payment of principal of and premium, if any, and interest on the Securities. Money and securities so held in trust are not subject to Article 12.

         SECTION 9.03. REPAYMENT TO COMPANY. The Trustee and the Paying Agent shall promptly pay to the Company upon request any excess money or securities held by them at any time.

         Subject to the requirements of applicable law, the Trustee and the Paying Agent shall pay to the Company upon request any money held by them for the payment of principal or premium, if any, or interest that remains unclaimed for two years; PROVIDED, HOWEVER, that, before being required to make any such repayment, the Trustee or such Paying Agent shall, if the Company so requests and at the expense of the Company, cause to be published once a week for two successive weeks, in each case on any day of the week, in an authorized newspaper in the Borough of Manhattan, The City of New York, or mail to each such Holder, a notice (in such form as may be deemed appropriate by such Trustee or Paying Agent) that said monies remain unclaimed and that, after a date named therein, which shall not be less than 30 days from the date of such publication or mailing, any unclaimed balance of said monies then remaining will be returned to the Company. After payment to the Company,

Securityholders entitled to the money must look to the Company for payment as general creditors unless an applicable abandoned property law designates another Person.

         SECTION 9.04. INDEMNITY FOR GOVERNMENT OBLIGATIONS. The Company shall pay and shall indemnify the Trustee and each Securityholder against any tax, fee or other charge imposed on or assessed against deposited U.S. Government Obligations or the principal and interest received on such obligations.

         SECTION 9.05. REINSTATEMENT. If the Trustee is unable to apply any money or United States Government Obligations in accordance with Section 9.01 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 9.01 until such time as the Trustee is permitted to apply all such money or United States Government Obligations in accordance with
Section 9.01; PROVIDED, HOWEVER, that if the Company has made any payment of interest on or principal of any Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or United States Government Obligations held by the Trustee.


                                   ARTICLE 10.

                       AMENDMENTS, SUPPLEMENTS AND WAIVERS


         SECTION 10.01. WITHOUT CONSENT OF HOLDERS. The Company and the Trustee may amend or supplement this Indenture or the Securities without the consent of any Securityholder:

                  (1) to cure any ambiguity, defect or inconsistency herein or in the Securities;

                  (2) to comply with Section 6.01;

                  (3) to make any change that does not materially adversely affect the rights of any Securityholder; or

                  (4) to make provision with respect to the conversion rights of Holders pursuant to the requirements of Section 11.17.

         SECTION 10.02. WITH CONSENT OF HOLDERS. The Company and the Trustee may amend or supplement this Indenture or the Securities with the written consent of the Holders of at least a majority in aggregate principal amount of the Securities, and the Holders of a majority in aggregate principal amount of the Securities may waive compliance by the Company with any provision of this Indenture or the Securities. However, without the consent of each Securityholder affected, an amendment, supplement or waiver under this Section may not:

                  (1) change the stated maturity date of the principal of, or interest on, any Security or adversely affect the right of a Holder to convert any Security;

                  (2) reduce the principal amount Purchase Price or Fundamental Change Purchase Price of, or premium, if any, or interest on, any Security;

                  (3) change the currency for payment of principal of, or interest on, any Security;

                  (4) impair the right to institute suit for the enforcement of any payment on or with respect to any Security;

                  (5) make any change in Article 12 that adversely affects the rights of any Securityholder;

                  (6) reduce the principal amount of Securities whose Holders must consent to an amendment or supplement of this Indenture or the waiver of defaults or compliance hereunder; or

                  (7) make any change in Section 7.04, 7.07 or this 10.02 (second sentence).

         An amendment under this Section may not make any change that adversely affects the rights under Article 12 of any holder of an issue of Senior Indebtedness unless the holders of the issue pursuant to its terms consent to the change.

         It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof. The Company may establish, by delivery of an Officers' Certificate to the Trustee, a record date for determining Securityholders of record entitled to give any consent or waiver.

         After an amendment or supplement under this Section becomes effective, the Company shall mail to Securityholders a notice briefly describing the amendment or supplement. Any failure of the Company to mail any such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any supplemental indenture.

         SECTION 10.03. COMPLIANCE WITH TRUST INDENTURE ACT. Every amendment to or supplement of this Indenture or the Securities shall comply with the TIA as then in effect.

         SECTION 10.04. REVOCATION AND EFFECT OF CONSENTS. Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder of a Security is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. However, any such Holder or subsequent Holder may revoke the consent as to such Security or portion of a Security if a Trust Officer of the Trustee receives the notice of revocation before the date the amendment, supplement or waiver becomes effective. An amendment, supplement or waiver becomes effective in accordance with its terms and thereafter binds every Securityholder. Notwithstanding the foregoing, if a record date has been established for the purpose of determining Securityholders entitled to consent, such written notice of revocation must be signed by the Securityholder of record as of the record date or his duly appointed proxy.

         SECTION 10.05. NOTATION ON OR EXCHANGE OF SECURITIES. The Trustee may place an appropriate notation relating to an amendment, supplement or waiver on any Security thereafter authenticated. The Company in exchange for all Securities may issue, and the Trustee shall authenticate, new Securities that reflect the amendment, supplement or waiver.

         SECTION 10.06. TRUSTEE TO SIGN AMENDMENTS, ETC. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or Section 11.15 or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 8.01) shall be fully protected in relying upon, an Opinion of Counsel and an Officers' Certificate stating that the execution of such supplemental indenture is authorized or permitted by this Indenture.

         The Trustee shall sign any amendment or supplement authorized pursuant to this Article if the amendment or supplement does not adversely affect the rights of the Trustee. If the amendment or supplement does adversely affect the Trustee's rights, the Trustee may, but need not, sign it.


                                   ARTICLE 11.

                                   CONVERSION


         SECTION 11.01. CONVERSION PRIVILEGE. A Holder of a Security may convert it into fully paid and non-assessable shares of GGD Stock at any time during the period and subject to the terms stated herein and in paragraph 8 of the Securities. The number of shares issuable upon conversion of a Security is determined by dividing the principal amount to be converted by the conversion price in effect on the conversion date, and rounding the result to the nearest 1/l00th of a share, with 500/1,000 of a share to be rounded up.

         The initial conversion price is stated in paragraph 8 of the Securities. The conversion price is subject to adjustment as provided in this
Article 11.

         The Conversion Agent shall, on the Company's behalf, determine daily the Quoted Price for the GGD Stock, and shall determine whether the Securities are then eligible to be converted based solely on such Quoted Prices for the relevant period, as provided in the first sentence of paragraph 8 of the Securities, and shall notify the Company and the Trustee accordingly. The Conversion Agent shall have no liability for any determination made by it hereunder in good faith, and, in the absence of manifest error, any such determination by the Conversion Agent shall be binding on the Company, the Trustee and the Holders. In all other cases, the Company shall determine and advise the Conversion Agent and the Trustee in writing whether the Securities are eligible for conversion, and the Conversion Agent and Trustee may conclusively rely on any such determination by the Company.

         A Holder may convert a portion of a Security if the portion is $1,000 or a whole multiple of $1,000. Provisions of this Indenture that apply to conversion of all of a Security also apply to conversion of a portion of it.

         "GGD Stock" means shares of the series designated as Genzyme General Division Common Stock of the Company as it exists at the date of this Indenture or shares of any class or series resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which are not subject to any required redemption by the Company.

         SECTION 11.02. CONVERSION PROCEDURE. To convert a Security a Holder must satisfy the requirements set forth in paragraph 8 of the Securities. The first date on which the Holder satisfies all those requirements in respect of a Security is the conversion date. As soon as practical on or after the conversion date, the Company shall deliver through the Conversion Agent a certificate for the number of full shares of GGD Stock issuable upon the conversion of that Security and a check for any fractional share. The person in whose name the certificate is registered shall be treated as a shareholder of record on and after the conversion date. Anything herein to the contrary notwithstanding, in the case of Global Securities, conversion notices may be delivered and such Securities may be surrendered for conversion in accordance with the Applicable Procedures as in effect from time to time.

         No payment or adjustment will be made for accrued interest on a converted Security (other than the payment of interest to the Holder of a Security at the close of business on a record date pursuant to Section 2.04(b) hereof), or for dividends or distributions on any GGD Stock issued upon conversion of any Security.

         If a Holder converts more than one Security at the same time, the number of full shares issuable upon the conversion shall be based on the total principal amount of the Securities converted.

         If GGD Stock is to be issued in the name of a Person other than the Holder thereof, and the restrictions on transfer of such Security set forth in the first paragraph of the face of the Security remain in effect, the Holder must provide certification regarding compliance with the restrictions on transfer, by executing an assignment in the form attached to the Security.

         Upon surrender of a Security that is converted in part, the Company shall execute and the Trustee shall authenticate for the Holder a new Security equal in principal amount to the unconverted portion of the Security surrendered.

         If the last day on which a Security may be converted is a Legal Holiday in a place where a Conversion Agent is located, the Security may be surrendered to that Conversion Agent on the next succeeding business day that is not a Legal Holiday with the same force and effect as if surrendered on such last day.

         SECTION 11.03. FRACTIONAL SHARES. The Company will not issue a fractional share of GGD Stock upon conversion of a Security. Instead the Company will deliver to the converting Securityholder its check for the current market value of the fractional share. The current market value of a fraction of a share is determined by multiplying the current market price of a full share by the fraction, and rounding the result to the nearest cent, with .5 cents to be rounded up.

         For purposes of this Section, the current market price of a share of GGD Stock is the Quoted Price of the GGD Stock on the last Trading Day prior to the conversion date.

         SECTION 11.04. TAXES ON CONVERSION. If a Holder of a Security converts it, the Company shall pay any documentary, stamp or similar issue or transfer tax due on the issue of shares of GGD Stock upon the conversion. However, the Holder shall pay any such tax which is due because the shares are issued in a name other than such Holder's.

         SECTION 11.05. COMPANY TO PROVIDE STOCK. The Company shall reserve at all times and keep available, free from preemptive rights, out of its authorized but unissued GGD Stock, enough shares of GGD Stock to permit the conversion of the Securities.

         All shares of GGD Stock which may be issued upon conversion of the Securities shall be fully paid and nonassessable.

         The Company shall endeavor to comply with all applicable securities laws regulating the offer and delivery of shares of GGD Stock upon conversion of Securities and shall endeavor to list such shares on each national securities exchange on which the GGD Stock is listed, or to have such shares approved for quotation on the Nasdaq National Market or other over-the-counter market on which the GGD Stock is traded.

         SECTION 11.06. ADJUSTMENT FOR CHANGE IN CAPITAL STOCK. If the Company:

                  (1) issues any shares of its capital stock as a dividend (or other distribution) on its GGD Stock;

                  (2) subdivides its outstanding shares of GGD Stock into a greater number of shares;

                  (3) combines its outstanding shares of GGD Stock into a smaller number of shares; or

                  (4) issues by reclassification of its GGD Stock any shares of its capital stock,

         then the conversion privilege and the conversion price in effect immediately prior to such action shall be adjusted so that the Holder of a Security thereafter converted will receive the number of shares of capital stock of the Company that would have been received (and if there is more than one class or series of such capital stock, then shares of each class or series in the same proportions that would have been received) upon consummation of such action by a Holder of the number of shares of GGD Stock into which such Security might have been converted immediately prior to such action, with the aggregate conversion price to be divided evenly among the shares to be issued upon conversion thereof.

         The adjustment described in the preceding paragraph shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

         If, after an adjustment, a Holder of a Security may receive shares of two or more classes or series of capital stock of the Company upon conversion of such Security, the Company shall determine the allocation of the adjusted conversion price between or among such classes or series of capital stock. After such allocation, the conversion privilege and the conversion price of each class of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to GGD Stock in this Article.

         SECTION 11.07. ADJUSTMENT FOR RIGHTS ISSUE. If the Company distributes any rights or warrants to all holders of its GGD Stock entitling them to subscribe for or purchase shares of GGD Stock at a price per share less than the current market price per share (as defined in Section 11.11), then, on the Record Date (as defined in this Section 11.07), the conversion price shall be adjusted in accordance with the formula:

                                    O + (N x P)
                                         -----
                          AC = CC x        M
                                    ----------
                                    O + N

         where:

                        AC =  the adjusted conversion price.

                        CC =  the current conversion price.

                        O  =  the number of shares of GGD Stock outstanding
                              on the Record Date.

                        N  =  the number of additional shares of GGD Stock
                              offered.

                        P  =  the offering price per share of the additional
                              shares.

                        M  =  the current market price per share of GGD Stock
                              on the Record Date (as defined in this
                              Section 11.07).

         The adjustment shall become effective immediately after the record date for the determination of Stockholders entitled to receive such rights or warrants (for purposes of this Section 11.07 only, the "Record Date").

         SECTION 11.08. ADJUSTMENT FOR CERTAIN DISTRIBUTIONS. Subject to the last paragraph of this Section 11.08, if the Company distributes to all holders of its GGD Stock any cash, debt securities (or other evidences of indebtedness) or other assets (excluding dividends or distributions for which adjustment is required to be made under Sections 11.06, 11.07 or 11.09), the conversion price shall be reduced in accordance with the following formula:

                        AC = CC x  M - P
                                   -----
                                   M

         where:

                   AC = the adjusted conversion price.

                   CC = the current conversion price.

                   M  = the current market price per share of GGD
                        Stock on the Record Date (as defined in this Section 11.08).

                   P  = the aggregate fair market value on the Record
                        Date (as defined in this Section 11.08) (as determined in good faith by the Board of Directors and set forth in a certified resolution filed with the Trustee) of the cash, debt securities (or other evidences of indebtedness) or other assets distributed applicable to one share of GGD Stock.

         The adjustment shall become effective immediately after the record date for the determination of Stockholders entitled to receive such distribution (for purposes of this Section 11.08 only, the "Record Date").

         No adjustment will be made with respect to this Section 11.08 if, in lieu of such adjustment, the holders of the Securities, upon conversion, will be entitled to receive, in addition to the shares of GGD Stock into which such Securities are convertible, the kind and amount of cash, debt securities (or other evidences of indebtedness) or other assets comprising the distribution that such holders would have received had they converted their Securities immediately prior to the Record Date (as defined in this Section 11.08). In addition, no adjustment will be made in the event that the then fair market value (as so determined) of the cash, debt securities (or other evidences of indebtedness) or other assets so distributed applicable to one share of GGD Stock is equal to or greater than the current market price per share of the GGD Stock, in which case, in lieu of such adjustment, adequate provision shall be made so that each holder of Securities shall have the right to receive upon conversion the amount of cash, debt securities (or other evidences of indebtedness) or other assets such holder would have received had such holder converted each Security on the Record Date (as defined in this Section 11.08).

         SECTION 11.09. ADJUSTMENT FOR ALL CASH DISTRIBUTION. Subject to the last two paragraphs of this Section 11.09, if the Company shall pay or make a dividend or other distribution consisting exclusively of cash to all holders of its GGD Stock, the conversion price shall be reduced in accordance with the following formula:

                           AC = CC x  M - C
                                      -----
                                      M

         where:

                   AC = the adjusted conversion price.

                   CC = the current conversion price.

                   M  = the current market price per share of GGD
                        Stock on the date fixed for payment of such distribution.

                   C  = the amount of cash so distributed and not
                        excluded (as provided below) applicable to one share of GGD Stock.

         The adjustment shall become effective immediately prior to the opening of business on the day following the date fixed for payment of such distribution.

         For the purposes of this Section 11.09, (A) the portion of regular cash dividends on the GGD Stock that does not exceed the per share amount of the immediately preceding regular cash dividend on the GGD Stock (as adjusted to reflect any of the events referred to in Sections 11.06, 11.07, 11.08, 11.09 and 11.10) shall be excluded and (B) the portion of such regular cash dividends on the GGD Stock, to the extent that the annualized per share amount thereof does not exceed 15% of the current market price per share of the GGD Stock as of the trading day immediately preceding the date of declaration of such dividend, shall be excluded.

         No adjustment will be made in the event that the amount of cash so distributed applicable to one share of GGD Stock is equal to or greater than the current market price per share of the GGD Stock, in which case, in lieu of such adjustment, adequate provision shall be made so that each Securityholder shall have the right to receive upon conversion the amount of cash such Holder would have received had such Holder converted each Security immediately prior to the record date for the distribution of the cash.

         SECTION 11.10. ADJUSTMENT FOR TENDER OR EXCHANGE OFFER. Subject to the last paragraph of this Section 11.10, in the event that a tender or exchange offer (other than an odd-lot offer) made by the Company or any subsidiary of the Company for all or a portion of the GGD Stock shall expire and such tender or exchange offer (including any amendment in effect immediately prior to the expiration thereof) shall require the payment to stockholders of consideration per share of GGD Stock having a fair market value (as determined in good faith by the Board of Directors and set forth in a certified resolution filed with the Trustee) that, as of the last time (the "Expiration Time") tenders or exchanges may be made pursuant to such tender or exchange offer, exceeds 110% of the current market price per share of GGD Stock at the Expiration Time, the conversion price shall be reduced in accordance with the following formula:

                            AC = CC x   O x M
                                      -----------
                                      P + (T x M)

         where:

                   AC = the adjusted conversion price.

                   CC = the current conversion price.

                   O  = the number of shares of GGD Stock outstanding
                        (including any tendered or exchanged shares) at the Expiration Time.

                   P  = the fair market value of the aggregate
                        consideration payable to Stockholders of GGD
                        Stock based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares of GGD Stock validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares of GGD Stock so accepted, up to any such maximum, being referred to as the "Purchased Shares").

                   T  = the number of shares of GGD Stock outstanding
                        (less any Purchased Shares) on the Expiration Time.

                   M  = the current market price per share of GGD Stock at
                        the Expiration Time.

         The adjustment shall become effective immediately prior to the opening of business on the day following the Expiration Time.

         In the event that the Company or its subsidiary, if applicable, is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such tender or exchange offer had not been made.

         SECTION 11.11. CURRENT MARKET PRICE. For purposes of Sections 11.07, 11.08, 11.09 and 11.10, the current market price per share of GGD Stock on any date is the average of the Quoted Prices of the GGD Stock for five consecutive Trading Days selected by the Company commencing not more than 20 Trading Days before, and ending not later than, the earlier of the date in question and the Trading Day before the "ex" date, if any, with respect to the issuance or distribution requiring such computation. The term "'ex' date," when used with respect to any issuance or distribution, means the first Trading Day on which the GGD Stock trades regular way in the market from which the Quoted Price is then to be determined without the right to receive such issuance or distribution.

         SECTION 11.12. WHEN ADJUSTMENT MAY BE DEFERRED. No adjustment in the conversion price need be made unless the adjustment would require an increase or decrease of at least 1% in the conversion price then in effect. Any adjustments which are not made shall be carried forward and taken into account in any subsequent adjustment.

         All calculations under this Article shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be, with .005 cents and 500/1,000 of a share to be rounded up.

         SECTION 11.13. WHEN NO ADJUSTMENT REQUIRED. No adjustment need be made for rights to purchase Common Stock pursuant to a Company plan for reinvestment of dividends or interest.

         No adjustment need be made for a change in the par value (including a change to no par value) of the Common Stock.

         To the extent the Securities become convertible into cash, no adjustment need be made thereafter as to the cash. Interest will not accrue on the cash.

         Notwithstanding any provision to the contrary in this Indenture, no adjustment shall be made in the conversion price which would have the effect of reducing the conversion price below the par value of the Common Stock.

         Notwithstanding any provision to the contrary in this Indenture, rights distributed by the Company to its stockholders pursuant to the Company's Second Amended and Restated Renewed Rights Agreement dated as of December 18, 2000, as it may be amended from time to time, and any successor or similar stockholders rights plan, which rights are not exercisable until the occurrence of a specified event or events (a "Triggering Event") shall be deemed not have been distributed for purposes of this Article 11 (and no adjustment to the conversion price shall be required) until the occurrence of such Triggering Event.

         SECTION 11.14. NOTICE OF ADJUSTMENT. Whenever the conversion price is adjusted, the Company shall promptly mail to Securityholders a notice of the adjustment and file with the Trustee a certificate from the Company's independent public accountant briefly stating the facts requiring the adjustment and the manner of computing it. In the absence of manifest error, such certificate shall be presumptive evidence that the adjustment is correct.

         SECTION 11.15. VOLUNTARY REDUCTION. The Company from time to time may reduce the conversion price by any amount for any period of time if the period is at least 20 days and if the reduction is irrevocable during the period. Notwithstanding any provision to the contrary in this Indenture, the reduction of the conversion price pursuant to this Section 11.15 shall not require the consent of the Trustee or any Securityholder.

         Whenever the conversion price is reduced, the Company shall mail to Securityholders and the Trustee a notice of the reduction. The Company shall mail the notice at least 15 days before the date the reduced conversion price takes effect. The notice shall state the reduced conversion price and the period during which it will be in effect.

         A reduction of the conversion price is deemed not to be in effect for purposes of calculating adjustments pursuant to Sections 11.06 through 11.10.

         SECTION 11.16. NOTICE OF CERTAIN TRANSACTIONS. If:

                  (1) the Company takes any action which would require an adjustment in the conversion price pursuant to Section 11.08 but, in lieu of such adjustment, the Securityholders are entitled to participate therein (as described in the last paragraph of Section 11.08);

                  (2) the Company takes any action that would require a supplemental indenture pursuant to Section 11.17; or

                  (3) there is a dissolution or liquidation of the Company,

the Company shall mail to Securityholders and the Trustee a notice stating the record date for any such distribution or the effective date of any such subdivision, combination, reclassification, consolidation, merger, transfer, lease, liquidation or dissolution. The Company shall mail the notice at least 15 days before such date. Failure to mail the notice or any defect in it shall not affect the validity of any transaction referred to in clause (1), (2) or (3) of this Section.

         SECTION 11.17. PROVISIONS IN CASE OF CONSOLIDATION, MERGER OF THE COMPANY OR TRANSFER OR LEASE. If the Company is a party to a consolidation or merger or a transfer or lease of all or substantially all of its assets not prohibited by

Section 6.01 or a merger which reclassifies or changes its outstanding GGD Stock, the Person formed by such consolidation or resulting from such merger or which assumes or leases such assets shall enter into a supplemental indenture.

         The supplemental indenture shall provide that the Holder of a Security may convert it into the kind and amount of securities, cash or other assets receivable upon the consolidation, merger, transfer or lease by a holder (other than any party to such transaction or any of its affiliates) of the number of shares of GGD Stock into which such Security might have been converted immediately before the effective date of such transaction, assuming such holder of GGD Stock failed to exercise his rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon such consolidation, merger, transfer or lease (provided that, if the kind or amount of securities, cash or other property receivable upon such consolidation, merger, transfer or lease is not the same for each share of GGD Stock held immediately prior to such consolidation, merger, transfer or lease by others than the parties to such transaction or their affiliates and in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purposes of this Section the kind and amount of securities, cash and other property receivable upon such consolidation, merger, transfer or lease by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). The supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in this Article. If the issuer of securities deliverable upon conversion of Securities is an affiliate of the surviving, transferee or lessee corporation, that issuer shall join in the supplemental indenture. The successor Company shall mail to each Securityholder a notice briefly describing the supplemental indenture.

         If this Section applies to a particular event, Section 11.06 shall not apply to such event.

         SECTION 11.18. COMPANY DETERMINATION FINAL. Subject to compliance with the terms of this Indenture (including without limitation Section 11.14) and of the Securities, any determination which the Company or its Board of Directors must make pursuant to Section 11.03, 11.06, 11.08, 11.10, 11.11 or 11.12 shall be conclusive.

         SECTION 11.19. TRUSTEE'S DISCLAIMER. The Trustee has no duty to determine when an adjustment under this Article should be made, how it should be made or what it should be. The Trustee has no duty to determine the market price or market value of any fractional or other share. The Trustee has no duty to determine whether any provisions of a supplemental indenture under Section 11.17 are correct. The Trustee makes no representation as to the validity or value of any securities or assets issued upon conversion of the Securities. The Trustee shall not be responsible for the Company's failure to comply with this Article. Each Conversion Agent other than the Company shall have the same protection under this Section as the Trustee.


                                   ARTICLE 12.

                                  SUBORDINATION


         SECTION 12.01. AGREEMENT TO SUBORDINATE. The Company agrees, and each Securityholder by accepting a Security agrees, that the indebtedness evidenced by the Securities is subordinated in right of payment, to the extent and in the manner provided in this Article, to the prior payment in full of all Senior Indebtedness, and that the subordination is for the benefit of the holders of Senior Indebtedness.

         SECTION 12.02. CERTAIN DEFINITIONS.

         "Senior Indebtedness" means:

                  (a) the principal of, interest (including, to the extent permitted by applicable law, interest on or after the commencement of a proceeding referred to in clauses (5) or (6) of Section 7.01 whether or not representing an allowed claim in such proceeding) on and any other amounts owing with respect to (i) any indebtedness of the Company, now or hereafter outstanding, in respect of borrowed money (other than the Securities), (ii) any indebtedness of the Company, now or hereafter outstanding, evidenced by a bond, note, debenture, capitalized lease, reimbursement obligation with respect to any letter of credit or other similar instrument, (iii) any other written obligation of the Company, now or hereafter outstanding, to pay money issued or assumed as all or part of the consideration for the acquisition of property, assets or securities and (iv) any guaranty or endorsement (other than for collection or deposit in the ordinary course of business) or discount with recourse of, or other agreement (contingent or otherwise) to purchase, repurchase or otherwise acquire, to supply or advance funds or to become liable with respect to (directly or indirectly), any indebtedness or obligation of any person of the type referred to in the preceding subclauses (i), (ii) and (iii) now or hereafter outstanding; and

                  (b) any refundings, renewals or extensions of any indebtedness or other obligation described in clause (a) of this Section 12.02.

         Notwithstanding the foregoing, if, by the terms of the instrument creating or evidencing any indebtedness or obligation referred to in clauses (a) and (b) above, it is expressly provided that such indebtedness or obligation is not senior in right of payment to the Securities, such indebtedness or obligation shall not be included as Senior Indebtedness.

         "Representative" means the indenture trustee or other trustee, agent or representative for an issue of Senior Indebtedness.

         SECTION 12.03. LIQUIDATION; DISSOLUTION; BANKRUPTCY. Upon any distribution to creditors of the Company in a liquidation, dissolution or winding up of the Company or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Company or its property:

                  (1) holders of Senior Indebtedness shall be entitled to receive payment in full, in cash or in a manner satisfactory to the holders of such Senior Indebtedness, of all Senior Indebtedness before Securityholders shall be entitled to receive any payments of principal of or premium, if any, or interest on Securities; and

                  (2) until the Senior Indebtedness is paid in full in cash or in a manner satisfactory to the holders of such Senior Indebtedness, any distribution to which Securityholders would be entitled but for this Article shall be made to holders of Senior Indebtedness as their interests may appear, except that Securityholders may receive securities that are subordinated to Senior Indebtedness to at least the same extent as the Securities.

         A distribution may consist of cash, securities or other property.

         SECTION 12.04. COMPANY NOT TO MAKE PAYMENTS WITH RESPECT TO SECURITIES IN CERTAIN CIRCUMSTANCES. (a) Upon the maturity of any Senior Indebtedness by lapse of time, acceleration or otherwise, all principal thereof, premium, if any, and interest thereon and any other amounts owing in respect thereof shall first be paid in full, or such payment duly provided for in cash or in a manner satisfactory to the holders of such Senior Indebtedness, before any payment is made on account of the principal of or premium, if any, or interest on the Securities or to acquire any of the Securities.

         (b) Upon the happening of a default or event of default in the payment of the principal, premium, if any, or interest on the Senior Indebtedness, then, unless such default or event of default has been cured or waived or shall have ceased to exist, no payment shall be made by the Company with respect to the principal, premium, if any, or interest on (or otherwise in respect of) the Securities or to acquire any of the Securities.

         (c) Upon the happening of a default or event of default in respect of the Senior Indebtedness (other than a default or event of default in payment of the principal, premium, if any, or interest on the Senior Indebtedness) and if the Trustee and the Company receives a notice of such default or event of default from the holders of the Senior Indebtedness or their Representative (a "Payment Blockage Notice"), then no payment shall be made by the Company with respect to the principal, premium, if any, or interest on (or otherwise in respect of) the Securities until the earlier of (i) the date on which such default or event of default shall have been cured or waived or shall have ceased to exist or (ii) the 179th day after the date of such receipt of such Payment Blockage Notice. No more than one Payment Blockage Notice shall be effective for purposes of this section during any 365 consecutive day period. For purposes of this paragraph, no such default or event of default that existed upon first delivery of any Payment Blockage Notice shall be, or be made, the basis for a subsequent Payment

Blockage Notice unless such default or event of default shall have been cured or waived for a period of 180 consecutive days.

         SECTION 12.05. ACCELERATION OF SECURITIES. If payment of the Securities is accelerated because of an Event of Default, the Company shall promptly notify holders of Senior Indebtedness of the acceleration.

         SECTION 12.06. WHEN DISTRIBUTION MUST BE PAID OVER. If a distribution is made to Securityholders that, because of this Article, should not have been made to them, the Securityholders who receive the distribution shall hold it in trust for holders of Senior Indebtedness and pay it over to them as their interests may appear.

         SECTION 12.07. NOTICE BY COMPANY. The Company shall promptly notify the Trustee and the Paying Agent of any facts known to the Company that would cause a payment of principal of or premium, if any, or interest on the Securities to violate this Article.

         SECTION 12.08. SUBROGATION. After all Senior Indebtedness is paid in full and until the Securities are paid in full, Securityholders shall be subrogated to the rights of holders of Senior Indebtedness to receive distributions applicable to Senior Indebtedness to the extent that distributions otherwise payable to the Securityholders have been applied to the payment of Senior Indebtedness. A distribution made under this Article to holders of Senior Indebtedness which otherwise would have been made to Securityholders is not, as between the Company and Securityholders, a payment by the Company on Senior Indebtedness.

         SECTION 12.09. RELATIVE RIGHTS. This Article defines the relative rights of Securityholders and holders of Senior Indebtedness. Nothing in this Indenture shall:

                  (1) impair, as between the Company and Securityholders, the obligation of the Company, which is absolute and unconditional, to pay principal of and premium, if any, and interest on the Securities in accordance with their terms;

                  (2) affect the relative rights of Securityholders and creditors of the Company, other than holders of Senior Indebtedness; or

                  (3) prevent the Trustee or any Securityholder from exercising its available remedies upon a Default, subject to the rights of holders of Senior Indebtedness to receive distributions otherwise payable to Securityholders.

         If the Company fails because of this Article to pay principal of or premium, if any, or interest on a Security on the due date, such failure shall nevertheless be deemed a Default.

         SECTION 12.10. SUBORDINATION MAY NOT BE IMPAIRED BY COMPANY. No right of any holder of Senior Indebtedness to enforce the subordination of the indebtedness evidenced by the Securities shall be impaired by any act or failure to act by the Company or by its failure to comply with the terms of this Indenture.

         SECTION 12.11. DISTRIBUTION OR NOTICE TO REPRESENTATIVE. Whenever a distribution is to be made or a notice given to holders of Senior Indebtedness, the distribution may be made and the notice given to their Representative.

         SECTION 12.12. RIGHTS OF TRUSTEE AND PAYING AGENT. Notwithstanding any provisions of this Indenture to the contrary, the Trustee and any Paying Agent may continue to make payments on the Securities and shall not at any time be charged with knowledge of the existence of any facts which would prohibit the making of such payments until it receives written notice (received by a Trust Officer, in the case of the Trustee) reasonably satisfactory to it that payments may not be made under this Article and, prior to the receipt of any such notice, the Trustee, subject to the provisions of Section 8.01, and any Agent shall be entitled to assume conclusively that no such facts exist. The Company, an Agent, a Representative or a holder of Senior Indebtedness may give the notice. If an issue of Senior Indebtedness has a Representative, only the Representative (or any Representative, if more than one) may give the notice with respect to such Senior Indebtedness.

         The Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a Representative) to establish that such notice has been given by a holder of Senior Indebtedness (or a Representative), and shall be entitled to rely on any written notice by a Person representing himself to be a holder of Senior Indebtedness to the effect that such issue of Senior Indebtedness has no Representative.

         Except as provided in Section 9.02, any deposit of monies by the Company with the Trustee or any Paying Agent (whether or not in trust) for the payment of the principal of or premium, if any, or interest on, or Purchase Price or Fundamental Change Purchase Price, if any, of any Securities shall be subject to the provisions of this Article 12, except that if, at least three business days prior to the date on which by the terms of this Indenture any such monies may become payable for any purpose (including, without limitation, the payment of, principal of, or premium, if any, or interest on any Security), the Trustee shall not have received with respect to such monies the notice provided for in this Section 12.12, then the Trustee shall have full power and authority to receive such monies and to apply the same to the purpose for which they were received and shall not be affected by any notice to the contrary which may be received by it within three business days prior to or on or after such date. This Section shall be construed solely for the benefit of the Trustee and Paying Agent and shall not otherwise affect the rights of holders of Senior Indebtedness. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article 12, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of the Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article 12, and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive payment.

         The Trustee shall not be deemed to owe any fiduciary duty to holders of Senior Indebtedness by virtue of the provisions of this Article 12. The Trustee's responsibilities to the holders of Senior Indebtedness are limited to those set forth in this Article and no implied covenants or obligations shall be read into this Indenture. The Trustee shall not become liable to the holders of Senior Indebtedness if it makes a payment prohibited by this Article in good faith.

         The Trustee in its individual or any other capacity may hold Senior Indebtedness with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights.

         SECTION 12.13. EFFECTUATION OF SUBORDINATION BY TRUSTEE. Each Holder of Securities, by acceptance thereof, authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.


                                   ARTICLE 13.

                                  MISCELLANEOUS


         SECTION 13.01. TRUST INDENTURE ACT CONTROLS. If any provision of this Indenture limits, qualifies, or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provision shall control.

         SECTION 13.02. NOTICES. Any notice or communication to the Company or the Trustee by the other shall be duly given if in writing and delivered in person or by overnight courier or mailed by first class mail or transmitted by telephone facsimile transmission (and receipt confirmed) addressed as follows:

If to the Company:     Genzyme Corporation
                       One Kendall Square
                       Cambridge, Massachusetts  02139
                       Attention:  Chief Financial Officer
                       Facsimile: (617) 252-7852

If to the Trustee:     State Street Bank and Trust
                           Company
                       2 Avenue de Lafayette, 6th Floor
                       Boston, Massachusetts 02111
                       Attention:  Global Investor Services
                                      Group
                                   Corporate Trust
                       Facsimile: (617) 662-1462

                       With a copy to:

                       Peabody & Arnold LLP
                       50 Rowes Wharf
                       Boston, Massachusetts 02110

         The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

         Any notice or communication to a Securityholder shall be mailed by first-class mail to his address as shown on the register kept by the Registrar. Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. If the Company mails a notice or communication to Securityholders, it shall mail a copy to the Trustee and each Agent at the same time.

         If a notice or communication is delivered, mailed or transmitted in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

         SECTION 13.03. COMMUNICATIONS BY HOLDERS WITH OTHER HOLDERS. Securityholders may communicate pursuant to TIA Section 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and any other person shall have the protection of TIA Section 312(c).

         SECTION 13.04. CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT. Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

                  (1) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

                  (2) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

         SECTION 13.05. STATEMENTS REQUIRED IN CERTIFICATE OR OPINION. Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than pursuant to Section 5.03) shall include:

                  (1) a statement that the Person making such certificate or opinion has read such covenant or condition;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of such Person, such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.

         SECTION 13.06. RULES BY TRUSTEE AND AGENTS. The Trustee may make reasonable rules for action by or a meeting of Securityholders. The Registrar, Paying Agent, New York Presenting Agent and Conversion Agent may each make reasonable rules and set reasonable requirements for its respective functions.

         SECTION 13.07. LEGAL HOLIDAYS. A "Legal Holiday" is a Saturday, Sunday or a day on which banking institutions in either New York, New York or in Boston, Massachusetts are not required to be open. If a payment date is a Legal Holiday at a place of payment, payment may be made at such place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period. If a regular record date is a Legal Holiday, the record date shall not be affected.

         SECTION 13.08. GOVERNING LAW. The laws of the State of New York shall govern this Indenture and the Securities without regard to principles of conflicts of law.

         SECTION 13.09. NO RECOURSE AGAINST OTHERS. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Securityholder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

         SECTION 13.10. SUCCESSORS. All agreements of the Company in this Indenture and the Securities shall bind its successors. All agreements of the Trustee in this Indenture shall bind its successors.

         SECTION 13.11. COUNTERPART ORIGINALS. The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

         SECTION 13.12. SEVERABILITY. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and a Holder shall have no claim therefor against any party hereto.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the date first written above.

                                  GENZYME CORPORATION


                                  By:
                                      -----------------------------------------
                                      Name:
                                      Title:


                                  STATE STREET BANK AND TRUST
                                    COMPANY


                                  By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                    EXHIBIT A

                           [FORM OF FACE OF SECURITY]


         [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.](1)

         [THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THIS SECURITY AND THE GENZYME GENERAL DIVISION COMMON STOCK (AND ANY OTHER SECURITIES) ISSUABLE UPON CONVERSION THEREOF MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.](2)

--------------------------------------

(1)      These paragraphs should be included only if the Security is a Global
         Security.

         [THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE COMPANY THAT
(a) THIS SECURITY AND THE GENZYME GENERAL DIVISION COMMON STOCK (AND ANY OTHER SECURITIES) ISSUABLE UPON CONVERSION THEREOF MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (i) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (ii) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (iii) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (i) THROUGH
(iii) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (b) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (a) ABOVE.](2)

         [THE HOLDER OF THIS SECURITY IS ENTITLED TO THE BENEFITS OF A REGISTRATION RIGHTS AGREEMENT OF THE COMPANY DATED AS OF MAY 3, 2000 RELATING TO THE SECURITY AND, BY ITS ACCEPTANCE HEREOF, AGREES TO BE BOUND BY AND TO COMPLY WITH THE PROVISIONS OF SUCH REGISTRATION RIGHTS AGREEMENT.](2)

         THIS SECURITY MAY NOT BE SOLD OR TRANSFERRED TO, AND EACH PURCHASER BY ITS PURCHASE OF THIS SECURITY SHALL BE DEEMED TO HAVE REPRESENTED AND COVENANTED THAT IT IS NOT ACQUIRING THIS SECURITY FOR OR ON BEHALF OF, AND WILL NOT TRANSFER THIS SECURITY TO, ANY PENSION OR WELFARE PLAN AS DEFINED IN SECTION 3 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") EXCEPT THAT SUCH PURCHASE FOR OR ON BEHALF OF A PENSION OR WELFARE PLAN SHALL BE
PERMITTED:

                  (1) TO THE EXTENT SUCH PURCHASE IS MADE BY OR ON BEHALF OF A BANK COLLECTIVE INVESTMENT FUND MAINTAINED BY THE PURCHASER IN WHICH NO PLAN (TOGETHER WITH ANY OTHER PLANS MAINTAINED BY THE SAME EMPLOYER OR EMPLOYEE ORGANIZATION)


--------------------------------------

(2) These paragraphs to be included only if the Security is a Transfer Restricted Security.

         HAS AN INTEREST IN EXCESS OF 10% OF THE TOTAL ASSETS IN SUCH COLLECTIVE INVESTMENT FUND, AND THE OTHER APPLICABLE CONDITIONS OF PROHIBITED TRANSACTION CLASS EXEMPTION 91-38 ISSUED BY THE DEPARTMENT OF LABOR ARE SATISFIED;

                  (2) TO THE EXTENT SUCH PURCHASE IS MADE BY OR ON BEHALF OF AN INSURANCE COMPANY POOLED SEPARATE ACCOUNT MAINTAINED BY THE PURCHASER IN WHICH, AT ANY TIME WHILE THESE SECURITIES ARE OUTSTANDING, NO PLAN (TOGETHER WITH ANY OTHER PLANS MAINTAINED BY THE SAME EMPLOYER OR EMPLOYEE ORGANIZATION) HAS AN INTEREST IN EXCESS OF 10% OF THE TOTAL OF ALL ASSETS IN SUCH POOLED SEPARATE ACCOUNT, AND THE OTHER APPLICABLE CONDITIONS OF PROHIBITED TRANSACTION CLASS EXEMPTION 90-1 ISSUED BY THE DEPARTMENT OF LABOR ARE SATISFIED;

                  (3) TO THE EXTENT SUCH PURCHASE IS MADE ON BEHALF OF A PLAN BY
         (A) AN INVESTMENT ADVISER REGISTERED UNDER THE INVESTMENT ADVISERS ACT OF 1940, AS AMENDED (THE "1940 ACT"), THAT HAD AS OF THE LAST DAY OF ITS MOST RECENT FISCAL YEAR TOTAL ASSETS UNDER ITS MANAGEMENT AND CONTROL IN EXCESS OF $50.0 MILLION AND HAD STOCKHOLDERS' OR PARTNERS' EQUITY IN EXCESS OF $750,000, AS SHOWN IN ITS MOST RECENT BALANCE SHEET PREPARED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, OR (B) A BANK AS DEFINED IN SECTION 202(A)(2) OF THE 1940 ACT WITH EQUITY CAPITAL IN EXCESS OF $1.0 MILLION AS OF THE LAST DAY OF ITS MOST RECENT FISCAL YEAR, OR (C) AN INSURANCE COMPANY WHICH IS QUALIFIED UNDER THE LAWS OF MORE THAN ONE STATE TO MANAGE, ACQUIRE OR DISPOSE OF ANY ASSETS OF A PENSION OR WELFARE PLAN, WHICH INSURANCE COMPANY HAS AS OF THE LAST DAY OF ITS MOST RECENT FISCAL YEAR, NET WORTH IN EXCESS OF $1.0 MILLION AND WHICH IS SUBJECT TO SUPERVISION AND EXAMINATION BY A STATE AUTHORITY HAVING SUPERVISION OVER INSURANCE COMPANIES AND, IN ANY CASE, SUCH INVESTMENT ADVISER, BANK OR INSURANCE COMPANY IS OTHERWISE A QUALIFIED PROFESSIONAL ASSET MANAGER, AS SUCH TERM IS USED IN PROHIBITED TRANSACTION CLASS EXEMPTION 84-14 ISSUED BY THE DEPARTMENT OF LABOR, AND THE ASSETS OF SUCH PLAN WHEN COMBINED WITH THE ASSETS OF OTHER PLANS ESTABLISHED OR MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF) OR EMPLOYEE ORGANIZATION AND MANAGED BY SUCH INVESTMENT ADVISER, BANK OR INSURANCE COMPANY, DO NOT REPRESENT MORE THAN 20% OF THE TOTAL CLIENT ASSETS MANAGED BY SUCH INVESTMENT ADVISER, BANK OR INSURANCE COMPANY AT THE TIME OF THE TRANSACTION, AND THE OTHER APPLICABLE CONDITIONS OF SUCH EXEMPTION ARE OTHERWISE SATISFIED;

                  (4) TO THE EXTENT SUCH PLAN IS A GOVERNMENTAL PLAN (AS DEFINED AS SECTION 3 OF ERISA) WHICH IS NOT SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA OR SECTION 401 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE");

                  (5) TO THE EXTENT SUCH PURCHASE IS MADE BY OR ON BEHALF OF AN INSURANCE COMPANY USING THE ASSETS OF ITS GENERAL ACCOUNT, THE RESERVES AND LIABILITIES FOR THE GENERAL ACCOUNT CONTRACTS HELD BY OR ON BEHALF OF ANY PLAN, TOGETHER WITH ANY OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR ITS AFFILIATES) OR EMPLOYEE ORGANIZATION, DO NOT EXCEED 10% OF THE TOTAL RESERVES AND LIABILITIES OF THE INSURANCE COMPANY GENERAL ACCOUNT (EXCLUSIVE OF SEPARATE ACCOUNT LIABILITIES), PLUS SURPLUS AS SET FORTH IN THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS ANNUAL STATEMENT FILED WITH THE STATE OF DOMICILE OF THE INSURER, IN ACCORDANCE WITH PROHIBITED TRANSACTION CLASS EXEMPTION 95-60, AND THE OTHER APPLICABLE CONDITIONS OF SUCH EXEMPTION ARE OTHERWISE SATISFIED;

                  (6) TO THE EXTENT PURCHASE IS MADE BY AN IN-HOUSE ASSET MANAGER WITHIN THE MEANING OF PART IV(a) OF PROHIBITED TRANSACTION CLASS EXEMPTION 96-23, SUCH MANAGER HAS MADE OR PROPERLY AUTHORIZED THE DECISION FOR SUCH PLAN TO PURCHASE THIS SECURITY, UNDER CIRCUMSTANCES SUCH THAT PROHIBITED TRANSACTION CLASS EXEMPTION 96-23 IS APPLICABLE TO THE PURCHASE AND HOLDING OF THIS SECURITY; OR

                  (7) TO THE EXTENT SUCH PURCHASE WILL NOT OTHERWISE GIVE RISE TO A TRANSACTION DESCRIBED IN SECTION 406 OR SECTION 4975(c)(1) OF THE CODE FOR WHICH A STATUTORY OR ADMINISTRATIVE EXEMPTION IS UNAVAILABLE.

No.                                                                 $__________
CUSIP No.


                               GENZYME CORPORATION

             3% Convertible Subordinated Debenture Due May 15, 2021


         Genzyme Corporation, a Massachusetts corporation, promises to pay to or registered assigns, the principal sum of
                 Dollars on May 15, 2021 [or such greater or lesser amount as is indicated on the Schedule of Exchanges of Securities on the other side of this Security].(3)

         Interest Payment Dates: May 15 and November 15.

         Record Dates: May 1 and November 1.




--------------------------------------

(3)      This phrase should be included only if the Security is a Global
         Security.

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Dated:
                                     GENZYME CORPORATION


                                     By:
                                         --------------------------------------


                                     By:
                                         --------------------------------------



Authenticated:

STATE STREET BANK AND TRUST COMPANY
   as Trustee


By:
   -----------------------------------
   Authorized Signer

                              (Reverse of Security)
                               GENZYME CORPORATION


             3% Convertible Subordinated Debenture Due May 15, 2021

1. INTEREST.

         GENZYME CORPORATION (the "Company"), a Massachusetts corporation, promises to pay interest on the principal amount of this Security at the rate of 3% per annum. The Company will pay interest semi-annually on May 15 and November 15 each year, commencing on November 15, 2001 to holders of Securities at the close of business on the relevant record dates specified above. Interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from May 8, 2001. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

2. METHOD OF PAYMENT.

         The Company will pay interest on the Securities (except defaulted interest) to the persons who are registered holders of Securities at the close of business on the May 15 or November 15 next preceding the interest payment date (including Securities that are cancelled after the record date and on or before the interest payment date). Holders must surrender Securities to a Paying Agent to collect principal and any premium payments. The Company will pay principal, premium, if any, and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts.

3. PAYING AGENT, REGISTRAR, CONVERSION AGENT.

         Initially, State Street Bank and Trust Company (the "Trustee") will act as Paying Agent, Registrar and Conversion Agent. The Company may change any Paying Agent, Registrar, Conversion Agent or co-registrar by giving notice to the Trustee. The Company may act as Paying Agent, Registrar, Conversion Agent or co-registrar.

4. INDENTURE.

         The Company issued this Security as one of a duly authorized issue of Notes of the Company designated as its 3% Convertible Subordinated Debentures Due May 15, 2021 (the "Securities") under an Indenture dated as of May 8, 2001(the "Indenture"), between the Company and the Trustee. The terms of the Securities include those stated in the Indenture. The Securities are subject to all such terms, and Securityholders are referred to the Indenture for a statement of such terms. Terms used herein that are defined in the Indenture shall have the respective meanings assigned thereto in the Indenture. The Securities are general unsecured obligations of the Company limited to $500,000,000 in aggregate principal amount ($575,000,000 if the Initial Purchaser Option is exercised in full).

5. OPTIONAL REDEMPTION.

         The Securities may not be redeemed prior to May 20, 2004, and are redeemable, subject to the subordination provisions described below, on such date and thereafter at the option of the Company, as a whole or from time to time in part, at the following prices (expressed as percentages of the principal amount) plus accrued and unpaid interest to, but not including, the redemption date: 100.75% if redeemed on or before May 14, 2005 and 100.00% if redeemed thereafter. If the redemption date is on or after an interest record date but on or prior to the related interest payment date, interest will be payable to the Holders in whose names the Securities are registered at the close of business on the relevant record date.

6. REDEMPTION AT OPTION OF HOLDER.

         Subject to the terms and conditions of the Indenture, the Company shall become obligated to purchase, at the option of the Holder, all or any portion of the Securities held by such Holder, in any integral multiple of $1,000, on May 15, 2006, May 15, 2011 and May 15, 2016 (each, a "Purchase Date") at a purchase price per Security equal to 100% of the aggregate principal amount of the Security (the "Purchase Price"), together with accrued and unpaid interest up to but not including the Purchase Date (provided that, if the Purchase Date is on or after an interest record date but on or prior to the related interest payment date, interest will be payable to the Holders in whose names the Securities are registered at the close of business on the relevant record date) upon delivery of a Purchase Notice containing the information set forth in the Indenture, at any time from the opening of business on the date that is 20 Business Days prior to such Purchase Date until the close of business on the fifth Business Day prior to such Purchase Date, and upon delivery of the Securities to the Paying Agent by the Holder as set forth in the Indenture.

         Holders have the right to withdraw any Purchase Notice by delivering to the Paying Agent a written notice of withdrawal in accordance with the provisions of the Indenture.

         If cash sufficient to pay the Purchase Price of and accrued and unpaid interest on, all Securities or portions thereof to be purchased as of the Purchase Date is deposited with the Paying Agent on the Business Day following the Purchase Date, the holder thereof shall have no other rights other than the right to receive the Purchase Price, together with accrued and unpaid interest to but not including the Purchase Date, upon surrender of such Security.

         If a Fundamental Change (as defined below) occurs, each holder of Securities shall have the right, at the holder's option, to require the Company to repurchase all of such holder's Securities, or any portion thereof that is an integral multiple of $1,000, on the date (the "Fundamental Change Purchase Date") selected by the Company that is not less than 10 nor more than 30 days after the Final Surrender Date (as defined below), at a price equal to 100% of the principal amount thereof, plus accrued interest to the Fundamental Change Purchase Date (the "Fundamental Change Purchase Price").

         Unless the Company shall have theretofore called for redemption all the outstanding Securities, on or before the 30th day after the occurrence of a Fundamental Change, the Company is obligated to mail or cause the Trustee to mail to all holders of record of the Securities a notice (the "Company Notice") describing, among other things, the occurrence of such Fundamental Change and of the repurchase right arising as a result thereof. The Company must deliver a copy of the Company Notice to the Trustee and cause a copy of such notice to be published in a newspaper of general circulation in the Borough of Manhattan, The City of New York. To exercise the repurchase right, a holder of Securities must surrender, on or before the date which, subject to any contrary requirements of applicable law, is 60 days after the date of mailing of the Company Notice (the "Final Surrender Date") the Securities with respect to which the right is being exercised, which, in the case of definitive Securities, must be duly endorsed for transfer to the Company.

         The term "Fundamental Change" shall mean any of the following:

                  (i) a "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended) becoming the "beneficial owner" (as defined in Rule l3d-3 under such Act) of Voting Shares (as defined below) of the Company entitled to exercise more than 50% of the total voting power of all outstanding Voting Shares of the Company (including any right to acquire Voting Shares that are not then outstanding of which such person or group is deemed the beneficial owner); or

                  (ii) a change in the Board of Directors in which the individuals who constituted the Board of Directors at the beginning of the two-year period immediately preceding such change (together with any other director whose election by the Board of Directors or whose nomination for election by the Stockholders of the Company was approved by a vote of at least two-thirds of the directors then in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors then in office; or

                  (iii) any consolidation of the Company with, or merger of the Company into, any other Person, any merger of another Person into the Company, or any sale or transfer of all or substantially all of the assets of the Company to another Person (other than (x) a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Genzyme General Division Common Stock ("GGD Stock"), (y) a merger which is effected solely to change the jurisdiction of incorporation of the Company or (z) any consolidation with or merger of the Company into a wholly owned subsidiary of the Company, or any sale or transfer by the Company of all or substantially all of its assets to one or more of its wholly owned subsidiaries, in any one transaction or a series of transactions; PROVIDED, in any such case, that the resulting corporation or each such subsidiary assumes or guarantees the Company's obligations under the Securities); PROVIDED, HOWEVER, that a Fundamental Change shall not occur with respect to any such transaction if either (i) the last sale price of the GGD Stock for any five Trading Days during the ten Trading Days immediately preceding the public announcement by the Company of such transaction is at least equal to 105% of the conversion price in effect on such Trading Day or (ii) the consideration in such transaction to the holders of GGD Stock consists of cash, securities that are, or immediately upon issuance will be, listed on a national securities exchange or quoted on the Nasdaq National Market, or a combination of cash and such securities, and the aggregate fair market value of such consideration (which, in the case of such securities, shall be equal to the average of the last sale prices of such securities during the ten consecutive Trading Days commencing with the sixth Trading Day following consummation of the transaction) is at least 105% of the conversion price in effect on the date immediately preceding the closing date of such transaction.

         "Voting Shares" is defined to mean all outstanding shares of any class or series (however designated) of Capital Stock entitled to vote generally in the election of members of the Board of Directors and includes, without limitation, the GGD Stock, the GB Stock and the GMO Stock.

7. NOTICE OF REDEMPTION.

         Notice of redemption pursuant to paragraph 5 must be mailed at least 30 days, but not more than 60 days, before the redemption date to the Trustee and each holder of Securities to be redeemed at his address as shown on the register kept by the Registrar. Securities in denominations larger than $1,000 may be redeemed in part, but only in integral multiples of $1,000. On and after the redemption date, interest shall cease to accrue on Securities or any portion of them called for redemption; PROVIDED that funds in the requisite amount are paid or made available for payment on that date.

8. CONVERSION.

         Holders may surrender Securities for conversion into shares of GGD Stock on a conversion date if, as of such conversion date, the Quoted Price (as defined in the Indenture) of the GGD Stock for at least 20 trading days in the 30 trading day period ending on the trading day prior to the conversion date is more than 110% of the conversion price per share of GGD Stock on such conversion date. In addition, a Holder may surrender for conversion a Security which has been called for redemption pursuant to paragraph 5 hereof, even if the foregoing provisions has not been satisfied, and such Securities may be surrendered for conversion until the close of business on the day that is two Business Days prior to the Redemption Date. In the event that the Company declares a dividend or distribution described in Section 11.7 of the Indenture (other than a distribution of rights by the Company to its stockholders pursuant to the Company's Second Amended and Restated Renewed Rights Agreement dated as of December 18, 2000, as it may be amended from time to time, and any successor or similar stockholders rights plan until the occurrence of a Triggering Event under such plan), or a dividend or distribution described in Section 11.8 of the Indenture where the fair market value of such dividend or distribution per share of GGD Stock, as determined in the Indenture exceeds 15% of the current Market Price of the GGD Stock as of the Trading Day immediately prior to the date of declaration, the Securities may be surrendered for conversion beginning on the date the Company gives notice to the Holders of such right, which shall be not less than 20 days prior to the ex-dividend time for such dividend or distribution and Securities may be surrendered for conversion at any time thereafter until the close of business on the Business Day prior to the Ex-Dividend Time or until the Company announces that such distribution will not take place. Finally, in the event that the Company is a party to a consolidation, merger, transfer or lease of all or substantially all of its assets or a merger which reclassifies or changes its GGD Stock pursuant to which the GGD Stock would be converted into cash, securities or other assets as set forth in Section 11.17 of the Indenture, the Securities may be surrendered for conversion at any time from or after the date the Company announces as the anticipated effective time until 15 days after the actual date of such transaction (assuming, in a case in which the Company's stockholders may exercise rights of election, that a holder of Securities would not have exercised any rights of election as to the stock, other securities or other property or assets receiveable in connection therewith and received per share the kind and amount received per share by plurality of nonelecting shares). The number of shares issuable upon conversion of a Security is determined by dividing the principal amount to be converted by the conversion price in effect on the conversion date, and rounding the result to the nearest 1/l00th of a share, with 500/1,000 of a share to be rounded up. Upon conversion, no payment or adjustment for accrued interest on a converted Security (other than the payment of interest to the Holder of a Security at the close of business on a record date pursuant to paragraph 2 hereof) or for dividends or distributions on the GGD Stock will be made. The Company will deliver a check for any fractional share issuable upon conversion.

         A Security in respect of which a Holder has delivered a Purchase Notice or Fundamental Change Purchase Notice exercising the option of such Holder to required the Company to purchase such Security may be converted only if such notice of exercise is withdrawn in accordance with the terms of the Indenture.

         The initial conversion price is $140.60 per share of GGD Stock, subject to adjustment in certain events described in the Indenture. A holder which surrenders Securities for conversion will receive a check in lieu of any fractional shares of GGD Stock.

         To convert a Security, a holder must (1) complete and sign the conversion notice on the reverse of the Security, (2) surrender the Security to the Conversion Agent, (3) furnish the appropriate endorsements and transfer documents if required by the Registrar or Conversion Agent, and (4) pay any tax or duty which may be payable in respect of any transfer involving the issue or delivery of GGD Stock in the name of a Person other than the Holder thereof. A holder may convert a portion of a Security if the portion is $1,000 or an integral multiple of $1,000.

         The conversion price will be adjusted for the issuance of capital stock of the Company as a dividend or distribution on its GGD Stock; subdivisions, combinations or certain reclassifications of GGD Stock; distributions to all holders of GGD Stock of rights or warrants to purchase GGD Stock at less than the current market price at the time; distributions to such holders of GGD Stock of cash, debt securities (or other evidences of indebtedness) or other assets of the Company (excluding dividends or distributions for which adjustment is required to be made pursuant to another provision); certain dividends or other distributions consisting exclusively of cash to all holders of GGD Stock; or for payments to holders of GGD Stock pursuant to certain tender or exchange offers as provided in the Indenture. No adjustment in the conversion price will be required unless such adjustment would require a change of at least 1% in the conversion price then in effect; PROVIDED that any adjustment that would otherwise be required to be made shall be carried forward and taken into account in any subsequent adjustment. However, no adjustment need be made if Securityholders are entitled to participate in certain of the above transactions or in certain other cases. The Company from time to time may voluntarily reduce the conversion price for a period of at least 20 days.

         If the Company is a party to a consolidation or merger, or a transfer or a lease of all or substantially all of its assets or a merger which reclassifies or changes its outstanding GGD Stock, the right to convert a Security into GGD Stock may be changed into a right to convert it into securities, cash or other assets of the Company or another person.

9. SUBORDINATION.

         The Securities are subordinated to Senior Indebtedness, which is defined in the Indenture. To the extent provided in the Indenture, Senior Indebtedness must be paid before the Securities may be paid. The Company agrees, and each Securityholder by accepting a Security agrees, to the subordination provisions contained in the Indenture and authorizes the Trustee to give effect to such provisions, and each Securityholder appoints the Trustee his attorney-in-fact for any and all such purposes.

10. DENOMINATIONS, TRANSFER, EXCHANGE.

         The Securities are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. A Holder may register the transfer of or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes or other governmental charges that may be imposed in relation thereto by law or permitted by the Indenture.

11. AMENDMENT, SUPPLEMENT, WAIVER.

         Subject to certain exceptions, the Indenture or the Securities may be amended or supplemented, with the consent of the Company and the holders of a majority in aggregate principal amount of the Securities, and any existing default may be waived with the consent of the holders of a majority in aggregate principal amount of the Securities. Without the consent of any Securityholder, the Indenture or the Securities may be amended, INTER ALIA, to cure any ambiguity, defect or inconsistency, to provide for assumption of Company obligations to Securityholders in the case of a merger or acquisition, or to make any change that does not materially adversely affect the rights of any Securityholder.

12. DEFAULTS AND REMEDIES.

         An Event of Default is default in the payment of interest on the Securities continued for 30 days, whether or not such payment is prohibited or restricted by the subordination provisions of the Indenture; default in payment of principal of or premium, if any, on the Securities when due and payable, whether or not such payment is prohibited or restricted by the subordination provisions of the Indenture; default in payment of the Purchase Price or Fundamental Change Purchase Price to be paid upon a redemption at the option of the Holder pursuant to paragraph 6; failure by the Company for 60 days after certain notice to it to comply with any of its other agreements in the Indenture; default in the payment of other evidences of indebtedness of the Company if such payment exceeds $20,000,000 or acceleration of payments with respect to indebtedness of the Company in excess of $20,000,000; and certain events of bankruptcy or insolvency. If an Event of Default occurs and is continuing, the Trustee or the holders of at least 25% in aggregate principal amount of the Securities may declare the principal of, and accrued interest on, all the Securities to be due and payable immediately. Certain events of bankruptcy or insolvency are Events of Default which will result in the Securities being due and payable immediately upon the occurrence of such Events of Default.

         Securityholders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in aggregate principal amount of the Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any continuing default (except a default in payment of principal or premium, if any, or interest) if it determines that withholding notice is in their interests. The Company must furnish an annual compliance certificate to the Trustee.

13. TRUSTEE DEALINGS WITH COMPANY.

         State Street Bank and Trust Company, the Trustee and any agent under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not Trustee or agent.

14. NO RECOURSE AGAINST OTHERS.

         A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Securityholder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

15. AUTHENTICATION.

         This Security shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent on the face hereof.

16. ABBREVIATIONS.

         Customary abbreviations may be used in the name of a Securityholder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors
Act).

17. CUSIP NUMBERS

         Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures the Company has caused CUSIP numbers to be printed on the Securities and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Securityholders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption.

18. GOVERNING LAW.

         The laws of the State of New York shall govern the Indenture and the Securities.

         THE COMPANY WILL FURNISH TO ANY SECURITYHOLDER UPON WRITTEN REQUEST AND WITHOUT CHARGE A COPY OF THE INDENTURE. IT ALSO WILL FURNISH THE TEXT OF THIS SECURITY IN LARGER TYPE. REQUESTS MAY BE MADE TO: GENZYME CORPORATION, ONE KENDALL SQUARE, CAMBRIDGE, MASSACHUSETTS 02139, ATTENTION: INVESTOR RELATIONS DEPARTMENT.

                                CONVERSION NOTICE


To Genzyme Corporation:


         The undersigned owner of this Security hereby irrevocably exercises the option to convert this Security, or the portion hereof (which is $1,000 or an integral multiple thereof) below designated, into shares of Genzyme General Division Common Stock in accordance with the terms of the Indenture referred to in this Security, and directs that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares and any Securities representing any unconverted principal amount hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. If shares are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

         To convert this Security into Genzyme General Division Common Stock of the Company, check the box: / /

         To convert only part of this Security, state the amount (must be $1,000 or any whole multiple thereof): $________

         If you want the stock certificate made out in another Person's name, fill in the form below:

_______________________________________________________________________________

_______________________________________________________________________________
                     (Insert other Person's social security
                          or tax identification number)

_______________________________________________________________________________
            (Print or type other Person's name, address and zip code)

Date:_______________  Your signature: _________________________________________
                                      (Sign exactly as your name appears on
                                       the face of this Security)


Signature Guaranteed: _________________________________________________________

                                 ASSIGNMENT FORM


         To assign this Security or, in the event of conversion, shares of Genzyme General Division Common Stock, fill in the form below:

         I or we assign and transfer this Security or, ____ shares of Genzyme General Division Common Stock, to

_______________________________________________________________________________

_______________________________________________________________________________
                       (Insert assignee's social security
                          or tax identification number)

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________
              (Print or type assignee's name, address and zip code)

and irrevocably appoint

________________________________________ agent to transfer this Security on the books of the Company.  The agent may substitute another to act for him.


Date:_______________  Your signature: _________________________________________
                                      (Sign exactly as your name appears on
                                       the face of this Security)

Signature Guaranteed: _________________________________________________________

                      SCHEDULE OF EXCHANGES OF SECURITIES(4)
                      -----------------------------------


         The following exchanges, redemptions, repurchases or conversions of a part of this global Security have been made:


   Principal Amount of this                                        Amount of
   Global Security Following                                Decrease in Principal        Amount of Increase in
     Such Decrease Date of      Authorized Signatory of        Amount of this          Principal Amount of this
    Exchange (or Increase)        Securities Custodian         Global Security              Global Security
-----------------------------   ------------------------    ---------------------      -------------------------






-----------------------------------

(4)      This schedule should be included only if the Security is a Global
         Security.

            CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR REGISTRATION
                 OF TRANSFER OF TRANSFER RESTRICTED SECURITIES(5)
                 ---------------------------------------------


Re: 3% Convertible Subordinated Debentures Due March 15, 2021 (the "Securities") of Genzyme Corporation

         This certificate relates to $_______ principal amount of Securities owned in (check applicable box)

         / / book-entry or / / definitive form by _______________ (the "Transferor").

         The Transferor has requested a Registrar or the Trustee to exchange or register the transfer of such Securities.

         In connection with such request and in respect of each such Security, the Transferor does hereby certify that the Transferor is familiar with transfer restrictions relating to the Securities as provided in Section 2 of the Indenture dated as of May 8, 2001 between Genzyme Corporation and State Street Bank and Trust Company (the "Indenture"), and the transfer of such Security is being made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act") (check applicable box) or the transfer or exchange, as the case may be, of such Security does not require registration under the Securities Act because (check applicable box):

         / / Such Security is being transferred pursuant to an effective registration statement under the Securities Act.

         / / Such Security is being acquired for the Transferor's own account, without transfer.

-----------------------------------

(5) This certificate should only be included if this Security is a Transfer Restricted Security.

         / / Such Security is being transferred to the Company or a Subsidiary (as defined in the Indenture) of the Company.

         / / Such Security is being transferred to a person the Transferor reasonably believes is a "qualified institutional buyer" (as defined in Rule 144A or any successor provision thereto ("Rule 144A") under the Securities Act) that is purchasing for its own account or for the account of a "qualified institutional buyer", in each case to whom notice has been given that the transfer is being made in reliance on such Rule 144A, and in each case in reliance on Rule 144A.

         / / Such Security is being transferred pursuant to and in compliance with an exemption from the registration requirements under the Securities Act in accordance with Rule 144 (or any successor thereto) ("Rule 144") under the Securities Act.

         / / Such Security is being transferred pursuant to and in compliance with an exemption from the registration requirements of the Securities Act (other than an exemption referred to above) and as a result of which such Security will, upon such transfer, cease to be a "restricted security" within the meaning of Rule 144 under the Securities Act.

         The Transferor acknowledges and agrees that, if the transferee will hold any such Securities in the form of beneficial interests in a global Security which is a "restricted security" within the meaning of Rule 144 under the Securities Act, then such transfer can only be made pursuant to Rule 144A under the Securities Act and such transferee must be a "qualified institutional buyer" (as defined in Rule 144A).


Date: _______________________         _________________________________________
                                      (Insert Name of Transferor)

                                      A-2